                                                                 EXHIBIT 10.4



                The date of this agreement is February 20, 1998


                  REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT

                          Dated as of February 20, 1998

                                  By And Among

                               OFFICE DEPOT, INC.

                                       and

              SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION,
                    individually and as Administrative Agent,
             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                     individually and as Syndication Agent,
                       NATIONSBANK, NATIONAL ASSOCIATION,
                     individually and as Documentation Agent

               ROYAL BANK OF CANADA, individually and as Co-Agent,
                  CITIBANK, N.A., individually and as Co-Agent,
                       THE FIRST NATIONAL BANK OF CHICAGO,
                          individually and as Co-Agent,
                             CORESTATES BANK, N.A.,
                         PNC BANK, NATIONAL ASSOCIATION,
                              FIFTH THIRD BANK, and
                             HIBERNIA NATIONAL BANK

                               TABLES OF CONTENTS

                                                                                                   PAGE
                                                                                                   ----
ARTICLE I    DEFINITIONS; CONSTRUCTION...............................................................1

         Section 1.1       DEFINITIONS...............................................................1
         Section 1.2       ACCOUNTING TERMS AND DETERMINATION.......................................19
         Section 1.3       OTHER DEFINITIONAL PROVISIONS............................................19
         Section 1.4       EXHIBITS AND SCHEDULES...................................................20

ARTICLE II   REVOLVING LOANS; LETTERS OF CREDIT.....................................................20

         Section 2.1       COMMITMENT; USE OF PROCEEDS..............................................20
         Section 2.2       NOTES; REPAYMENT OF PRINCIPAL............................................22
         Section 2.3       VOLUNTARY REDUCTION OF REVOLVING
                           LOAN COMMITMENTS.........................................................22
         Section 2.4       LETTERS OF CREDIT........................................................22
         Section 2.5       MANNER OF ISSUANCE.......................................................23
         Section 2.6       DRAWINGS UNDER LETTERS OF CREDIT.........................................23
         Section 2.7       GENERAL PROVISIONS AS TO LETTERS
                           OF CREDIT................................................................24
         Section 2.8       PARTICIPATION............................................................26

ARTICLE III  LINE OF CREDIT LOANS...................................................................27

         Section 3.1       LINE OF CREDIT LOAN COMMITMENT;
                           USE OF PROCEEDS..........................................................27
         Section 3.2       NOTES; REPAYMENT OF PRINCIPAL............................................28
         Section 3.3       VOLUNTARY REDUCTION OF LINE OF CREDIT
                           LOAN COMMITMENT..........................................................28

ARTICLE IV   GENERAL LOAN TERMS.....................................................................28

         Section 4.1       FUNDING NOTICES..........................................................28
         Section 4.2       DISBURSEMENT OF FUNDS....................................................32
         Section 4.3       INTEREST.................................................................33
         Section 4.4       INTEREST PERIODS.........................................................35
         Section 4.5       FEES.....................................................................36
         Section 4.6       VOLUNTARY PREPAYMENTS OF BORROWINGS......................................37
         Section 4.7       PAYMENTS, ETC............................................................38
         Section 4.8       INTEREST RATE NOT ASCERTAINABLE, ETC.....................................41
         Section 4.9       ILLEGALITY...............................................................41
         Section 4.10      INCREASED COSTS..........................................................42
         Section 4.11      LENDING OFFICES..........................................................44
         Section 4.12      FUNDING LOSSES...........................................................44
         Section 4.13      ASSUMPTIONS CONCERNING FUNDING OF
                           EURODOLLAR ADVANCES......................................................45



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

         Section 4.14      APPORTIONMENT OF PAYMENTS................................................45
         Section 4.15      SHARING OF PAYMENTS, ETC.................................................45
         Section 4.16      CAPITAL ADEQUACY.........................................................46
         Section 4.17      BENEFITS TO GUARANTORS...................................................46
         Section 4.18      LIMITATION ON CERTAIN PAYMENT
                           OBLIGATIONS..............................................................46

ARTICLE V    CONDITIONS TO EXTENSIONS OF CREDIT.....................................................47

         Section 5.1       CONDITIONS PRECEDENT TO
                           EXTENSION OF CREDIT......................................................48
         Section 5.2       CONDITIONS TO ALL EXTENSIONS OF CREDIT...................................51

ARTICLE VI   REPRESENTATIONS AND WARRANTIES.........................................................52

         Section 6.1       ORGANIZATION AND QUALIFICATION...........................................52
         Section 6.2       CORPORATE AUTHORITY......................................................52
         Section 6.3       FINANCIAL STATEMENTS.....................................................53
         Section 6.4       TAX RETURNS..............................................................53
         Section 6.5       ACTIONS PENDING..........................................................53
         Section 6.6       REPRESENTATIONS; NO DEFAULTS.............................................53
         Section 6.7       TITLE TO PROPERTIES; CAPITALIZED LEASES..................................54
         Section 6.8       ENFORCEABILITY OF AGREEMENT..............................................54
         Section 6.9       CONSENT..................................................................55
         Section 6.10      USE OF PROCEEDS; FEDERAL RESERVE
                           REGULATIONS..............................................................55
         Section 6.11      ERISA....................................................................55
         Section 6.12      SUBSIDIARIES.............................................................56
         Section 6.13      OUTSTANDING DEBT.........................................................56
         Section 6.14      CONFLICTING AGREEMENTS...................................................56
         Section 6.15      ENVIRONMENTAL MATTERS....................................................57
         Section 6.16      POSSESSION OF FRANCHISES, LICENSES, ETC..................................58
         Section 6.17      PATENTS, ETC.............................................................58
         Section 6.18      GOVERNMENTAL CONSENT.....................................................58
         Section 6.19      DISCLOSURE...............................................................59
         Section 6.20      INSURANCE COVERAGE.......................................................59
         Section 6.21      LABOR MATTERS............................................................59
         Section 6.22      INTERCOMPANY LOANS; DIVIDENDS............................................60
         Section 6.23      SECURITIES ACTS..........................................................60
         Section 6.24      INVESTMENT COMPANY ACT; HOLDING COMPANY..................................60
         Section 6.25      REGULATION G, ETC........................................................60

ARTICLE VII  AFFIRMATIVE COVENANTS..................................................................60

         Section 7.1       CORPORATE EXISTENCE, ETC.................................................61
         Section 7.2       COMPLIANCE WITH LAWS, ETC................................................61
         Section 7.3       PAYMENT OF TAXES AND CLAIMS, ETC.........................................61
         Section 7.4       KEEPING OF BOOKS.........................................................61
         Section 7.5       VISITATION, INSPECTION, ETC..............................................61
         Section 7.6       INSURANCE; MAINTENANCE OF PROPERTIES.....................................62
         Section 7.7       REPORTING COVENANTS......................................................62
         Section 7.8       FINANCIAL COVENANTS......................................................67



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

         Section 7.9       NOTICES UNDER CERTAIN OTHER INDEBTEDNESS.................................67
         Section 7.10      ADDITIONAL GUARANTORS....................................................68
         Section 7.11      FINANCIAL STATEMENTS; FISCAL YEAR........................................68
         Section 7.12      OWNERSHIP OF GUARANTORS..................................................68

ARTICLE VIII      NEGATIVE COVENANTS................................................................68

         Section 8.1       LIENS....................................................................68
         Section 8.2       MERGERS, ACQUISITIONS, SALES, ETC........................................69
         Section 8.3       INVESTMENTS, LOANS, ETC..................................................70
         Section 8.4       TRANSACTIONS WITH AFFILIATES.............................................72
         Section 8.5       OPTIONAL PREPAYMENTS.....................................................72
         Section 8.6       CHANGES IN BUSINESS......................................................73
         Section 8.7       ERISA....................................................................73
         Section 8.8       ADDITIONAL NEGATIVE PLEDGES..............................................73
         Section 8.9       LIMITATION ON PAYMENT RESTRICTIONS
                           AFFECTING CONSOLIDATED COMPANIES.........................................73
         Section 8.10      ACTIONS UNDER CERTAIN DOCUMENTS..........................................73

ARTICLE IX        EVENTS OF DEFAULT.................................................................74

         Section 9.1       PAYMENTS.................................................................74
         Section 9.2       COVENANTS WITHOUT NOTICE.................................................74
         Section 9.3       OTHER COVENANTS..........................................................74
         Section 9.4       REPRESENTATIONS..........................................................74
         Section 9.5       NON-PAYMENTS OF OTHER INDEBTEDNESS.......................................74
         Section 9.6       DEFAULTS UNDER OTHER AGREEMENTS..........................................74
         Section 9.7       BANKRUPTCY...............................................................75
         Section 9.8       ERISA....................................................................75
         Section 9.9       MONEY JUDGMENT...........................................................76
         Section 9.10      OWNERSHIP OF CREDIT PARTIES AND
                           PLEDGED ENTITIES.........................................................76

         Section 9.11      CHANGE IN CONTROL OF BORROWER............................................76
         Section 9.12      DEFAULT UNDER OTHER CREDIT DOCUMENTS.....................................77
         Section 9.13      ATTACHMENTS..............................................................77

ARTICLE X         THE AGENTS........................................................................77

         Section 10.1      APPOINTMENT OF AGENTS....................................................77
         Section 10.2      NATURE OF DUTIES OF AGENTS...............................................78
         Section 10.3      LACK OF RELIANCE ON THE AGENTS...........................................78
         Section 10.4      CERTAIN RIGHTS OF THE AGENTS.............................................79
         Section 10.5      RELIANCE BY AGENTS.......................................................79
         Section 10.6      INDEMNIFICATION OF ADMINISTRATIVE AGENT..................................79
         Section 10.7      THE AGENTS IN THEIR INDIVIDUAL CAPACITY..................................80
         Section 10.8      HOLDERS OF NOTES.........................................................80
         Section 10.9      SUCCESSOR AGENTS.........................................................80

ARTICLE XI        MISCELLANEOUS.....................................................................81

         Section 11.1      NOTICES..................................................................81
         Section 11.2      AMENDMENTS, ETC..........................................................82


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
         Section 11.3      NO WAIVER; REMEDIES CUMULATIVE...........................................82
         Section 11.4      PAYMENT OF EXPENSES, ETC.................................................83
         Section 11.5      RIGHT OF SETOFF..........................................................85
         Section 11.6      BENEFIT OF AGREEMENT.....................................................85
         Section 11.7      GOVERNING LAW; SUBMISSION TO
                           JURISDICTION.............................................................88
         Section 11.8      INDEPENDENT NATURE OF LENDERS' RIGHTS....................................89
         Section 11.9      COUNTERPARTS.............................................................90
         Section 11.10     EFFECTIVENESS; SURVIVAL..................................................90
         Section 11.11     SEVERABILITY.............................................................90
         Section 11.12     INDEPENDENCE OF COVENANTS................................................90
         Section 11.13     CHANGE IN ACCOUNTING PRINCIPLES,
                           FISCAL YEAR OR TAX LAWS..................................................91
         Section 11.14     HEADINGS DESCRIPTIVE; ENTIRE AGREEMENT...................................91
         Section 11.15     TIME IS OF THE ESSENCE...................................................91
         Section 11.16     USURY....................................................................91
         Section 11.17     CONSTRUCTION.............................................................91
         Section 11.18     CONFIDENTIALITY..........................................................92



                                    SCHEDULES
                                    ---------

Schedule  6.1              Organization and Ownership of Subsidiaries
Schedule  6.4              Tax Filings and Payments
Schedule  6.5              Certain Pending and Threatened Litigation
Schedule  6.7              Capitalized Lease Obligations
Schedule  6.11             Employee Benefit Matters
Schedule  6.13(a)          Outstanding Indebtedness
Schedule  6.13(b)          Defaults Under Existing
                           Indebtedness
Schedule  6.14             Conflicting Agreements
Schedule  6.15(a)          Environmental Compliance
Schedule  6.15(b)          Environmental Notices
Schedule  6.15(c)          Environmental Permits
Schedule  6.15(d)          Equal Employment and Employee Safety
Schedule  6.17             Patent, Trademark, License, and Other
                           Intellectual Property Matters
Schedule  6.21             Labor and Employment Matters
Schedule  6.22             Intercompany Loans
Schedule  8.1              Existing Liens



                                    EXHIBITS
                                    --------

Exhibit A                  Form of Syndicate Revolving Credit Note
Exhibit B                  Form of Competitive Bid Revolving Credit Note
Exhibit C                  Form of Line of Credit Note
Exhibit D                  Form of Subsidiary Guaranty Agreement
Exhibit E                  Form of Closing Certificate
Exhibit F                  Form of Assignment and Acceptance
Exhibit G                  Form of Contribution Agreement

                  REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT

         THIS REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT, dated as of February 20, 1998 (the "Agreement") by and among OFFICE DEPOT, INC. ("Borrower"), a Delaware corporation, SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION ("SunTrust"), a national banking association, NATIONSBANK, NATIONAL ASSOCIATION ("NationsBank"), a national banking association, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("Bank of America"), ROYAL BANK OF CANADA ("Royal Bank"), a Canadian chartered bank, CITIBANK, N.A. ("CitiBank"), a national banking association, THE FIRST NATIONAL BANK OF CHICAGO ("First National"), a national banking association, CORESTATES BANK, N.A., a national banking association, PNC BANK, NATIONAL ASSOCIATION, a national banking association, FIFTH THIRD BANK, a national banking association, and HIBERNIA NATIONAL BANK, a national banking association (collectively, the "Lenders" and, individually, a "Lender"), SUNTRUST as Administrative Agent, BANK OF AMERICA as Syndication Agent, NATIONSBANK as Documentation Agent, and ROYAL BANK, CITIBANK and FIRST NATIONAL as Co-Agents for the Lenders.

                              W I T N E S S E T H:
                              -------------------

         THAT for and in consideration of the mutual covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

                            DEFINITIONS; CONSTRUCTION

         SECTION 1.1 DEFINITIONS. As used in this Agreement, and in any instrument, certificate, document or report delivered pursuant thereto, the following terms shall have the following meanings (to be equally applicable to both the singular and plural forms of the term defined):

                  "ADJUSTED LIBO RATE" shall mean, with respect to each Interest Period for a Eurodollar Advance, the rate obtained by dividing (A) LIBOR for such Interest Period by (B) a percentage equal to 1 minus the then stated maximum rate (stated as a decimal) of all reserves requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurodollar liabilities as defined in Regulation D (or against any successor category of liabilities as defined in Regulation D).

                  "ADMINISTRATIVE AGENT" shall mean SunTrust Bank, Central Florida, National Association, as Administrative Agent for the Lenders hereunder and under the other Credit Documents, and each successor administrative agent.

                  "ADVANCE" shall mean any principal amount advanced and remaining outstanding at any time under the Revolving Loans or the Line of Credit Loans, which Advance shall be made or outstanding as a Base Rate Advance or Eurodollar Advance in the case of Syndicate Revolving Loans, which Advance shall be made as Libor Bid Loans or Fixed Rate Bid Loans in the case of Competitive Bid Revolving Loans, and which Advance shall be made or outstanding as a Federal Funds Rate Advance in the case of Line of Credit Loans.

                  "AFFILIATE" of any Person means any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person.

                  "AGENTS" shall mean, collectively, the Administrative Agent, the Syndication Agent and the Documentation Agent.

                  "AGREEMENT" shall mean this Revolving Credit and Line of Credit Agreement, as originally executed and as it may be from time to time supplemented, amended, restated, renewed or extended and in effect.

                  "APPLICABLE MARGIN" shall mean the number of basis points designated below based on (a) the Borrower's Fixed Charge Coverage Ratio ("FCCR") and (b) the rating, whether actual or implied of the Borrower's senior unsecured long-term debt by either or both of Moody's and S&P in effect on the date of determination (the "Rating"):


==================================================================================================================
                                                                                                      Eurodollar
                      Rating:                                                                          Margin/
    Level           S&P/Moody's                  FCCR                      Facility Fee               Letter of
                                                                                                      Credit Fee
==================================================================================================================
      I              Greater than or         Greater than or                8.0 bp                      17.0 bp
                     Equal to A-/A3          Equal to 2.75:1.0

     II              BBB+/Baa1               Lesser than 2.75:1.0 &         9.5 bp                      18.0 bp
                                             Greater than or
                                             Equal to 2.50:1.0

     III             BBB/Baa2                Lesser than 2.50:1.0 &        11.5 bp                      21.0 bp
                                             Greater than or
                                             Equal to 2.0:1.0

     IV              BBB-/Baa3               Lesser than 2.0:1.0 &         13.0 bp                      24.5 bp
                                             Greater than or
                                             Equal to 1.75:1.0

      V              Lesser than             Lesser than 1.75:1.0          18.5 bp                      36.5 bp
                     BBB-/Baa3

==================================================================================================================


PROVIDED, HOWEVER, that:

                  (a) The Applicable Margin shall be the LOWER of the margins based on the Borrower's FCCR or the margin based on the Borrower's Rating, provided they are no more than one Level apart and, if they are more than one Level apart, the Applicable Margin shall be the margin one Level below the higher of the two Levels;

                  (b) If the Ratings established by S&P and Moody's shall fall within different Levels, the Applicable Margin shall be based upon the lower Level, provided the Ratings are not more than one Level apart and, if they are more than one Level apart, the Applicable Margin shall be based on the Rating one Level below the higher of the two Levels;

                  (c) If any Rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the agency making such change;

                  (d) If S&P or Moody's shall change the basis on which ratings are established, each reference to the Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent Rating by S&P or Moody's, as the case may be; and

                  (e) If only one of S&P or Moody's shall have in effect a Rating, the Applicable Margin shall be determined by reference to the available Rating; and

PROVIDED FURTHER, HOWEVER, that:

                  (f) The Applicable Margin in effect as of the date of execution and delivery of this Agreement shall be as provided for in Level III in the table above and shall remain in effect until such time as the Applicable Margin may be adjusted as hereinafter provided; and

                  (g) So long as no Default or Event of Default has occurred and is continuing under this Agreement, adjustments, if any, to the Applicable Margin based on changes in the Borrower's FCCR as set forth above shall be made and become effective upon receipt by the Administrative Agent of the no default/compliance certificate as provided in Section 7.7(c).

                  "ASSET VALUE" shall mean, with respect to any property or asset of any Consolidated Company as of any particular date, an amount equal to the greater of (i) the then book value of such property or asset as established in accordance with GAAP, and (ii) the then fair market value of such property or asset as determined in good faith by the board of directors of such Consolidated Company.

                  "ASSIGNMENT AND ACCEPTANCE" shall mean an assignment and acceptance entered into by a Lender and an Eligible Assignee in accordance with the terms of this Agreement and substantially in the form of EXHIBIT F.

                  "BANKRUPTCY CODE" shall mean the Bankruptcy Code of 1978, as amended and in effect from time to time (11 U.S.C. ss. 5101 ET SEQ.).

                  "BASE RATE" shall mean (with any change in the Base Rate to be effective as of the date of change of either of the following rates):

                  with respect to the Revolving Loans and Line of Credit Loans the higher of (a) the rate which the Administrative Agent designates from time to time to be its prime lending rate (as in effect from time to time) or (b) the Federal Funds Rate (as in effect from time to time) PLUS one-half of one percent (0.50%) per annum. The Administrative Agent's prime lending rate is a reference rate and does not necessarily represent the lowest or best rate charged to customers; the Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Administrative Agent's prime lending rate.

                  "BASE RATE ADVANCE" shall mean an Advance made or outstanding as a Syndicate Revolving Loan bearing interest based on the Base Rate.

                  "BASE RATE LOAN" shall mean any Loan hereunder which bears interest at the Base Rate.

                  "BORROWING" shall mean the incurrence by Borrower under any Facility of Advances of one Type concurrently having the same Interest Period or the continuation or conversion of an existing Borrowing or Borrowings in whole or in part.

                  "BUSINESS DAY" shall mean, with respect to Eurodollar Loans and Libor Bid Loans, any day other than a day on which commercial banks are closed or required to be closed for domestic and international business, including dealings in Dollar deposits on the London Interbank Market, and with respect to all Loans and matters, any day other than Saturday, Sunday and a day on which commercial banks are required to be closed for business in Orlando, Florida.

                  "CAPITALIZED LEASE OBLIGATIONS" shall mean all lease obligations which have been or are required to be, in accordance with GAAP, capitalized on the books of the lessee.

                  "CERCLA" has the meaning set forth in Section 6.15(a) of this Agreement.

                  "CLOSING DATE" shall mean the date on or before Februaty 20, 1998, on which the initial Loans are made and the conditions set forth in
Section 5.1 are satisfied or waived in accordance with Section 11.2.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "COMMITMENT" shall mean, for any Lender at any time, its Revolving Loan Commitment and, in addition, for SunTrust, it shall also mean its Line of Credit Loan Commitment, as the case may be.

                  "COMMITMENT LETTER" shall mean that certain engagement letter entered into by and among the Borrower, the Administrative Agent, the Syndication Agent, BancAmerica Robertson Stephens and SunTrust Capital Markets, Inc. dated December 30, 1997.

                  "COMPETITIVE BID LENDER" shall mean a Lender making a Competitive Bid Revolving Loan.

                  "COMPETITIVE BID RATE" shall mean the interest rate charged by a Lender on a Competitive Bid Revolving Loan.

                  "COMPETITIVE BID REVOLVING CREDIT NOTES" shall mean, collectively, the promissory notes evidencing the Competitive Bid Revolving Credit Loans in the form attached hereto as EXHIBIT B.

                  "COMPETITIVE BID REVOLVING LOAN" shall mean a Revolving Loan made by a Lender on a Competitive Bid basis as provided herein, consisting of either a Libor Bid Loan or a Fixed Rate Bid Loan.

                  "CONSOLIDATED COMPANIES" shall mean, collectively, Borrower and all of its Subsidiaries.

                  "CONSOLIDATED EBIT" shall mean, for any fiscal period of the Borrower, an amount equal to the sum of its Consolidated Net Income (Loss), PLUS, to the extent deducted in determining Consolidated Net Income (Loss), (i) provisions for taxes based on income and (ii) Consolidated Interest Expense.

                  "CONSOLIDATED EBITR" shall mean, for any fiscal period of the Borrower, an amount equal to the sum of its Consolidated EBIT plus Consolidated Rental Expense to the extent deducted in determining Consolidated Net Income
(Loss), determined on a consolidated basis.

                  "CONSOLIDATED INTEREST EXPENSE" shall mean, for any fiscal period of Borrower, total interest expense (including without limitation, interest expense attributable to capitalized leases) of Borrower and its subsidiaries on a consolidated basis.

                  "CONSOLIDATED NET INCOME (LOSS)" shall mean, for any fiscal period of Borrower, the net income (or loss) of Borrower and its subsidiaries on a consolidated basis for such period (taken as a single accounting period); PROVIDED THAT there shall be excluded therefrom (i) any items of gain or loss resulting from the sale of assets other than in the ordinary course of business; and (ii) the income (or loss) of any party accrued prior to the date such party becomes a subsidiary of Borrower or is merged into or consolidated with Borrower or any of its subsidiaries, or such party's assets are required by the Borrower or any of its subsidiaries.

                  "CONSOLIDATED NET WORTH" shall mean as of the date of determination, the Borrower's total shareholders' equity.

                  "CONSOLIDATED RENTAL EXPENSE" shall mean for any fiscal period of Borrower, total operating lease expense of Borrower and its subsidiaries on a consolidated basis.

                  "CONSOLIDATED SUBSIDIARY" shall mean, as at any particular time, any corporation included as a consolidated Subsidiary of Borrower in Borrower's most recent financial statements furnished to its stockholders and certified by Borrower's independent public accountants, provided that under then GAAP approved by such independent public accountants, such corporation may continue to be so included as a consolidated Subsidiary of Borrower in any financial statements thereafter certified by such accountants.

                  "CONTRACTUAL OBLIGATION" of any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property owned by it is bound.

                  "CONVERTIBLE SUBORDINATED DEBT" means Borrower's 5% Zero-Coupon Convertible Subordinated Notes due December 11, 2007 in an aggregate principal amount of $316,250,000 at maturity and Borrower's 4% Zero-Coupon Convertible Subordinated Notes due November 1, 2008 in aggregate principal amount of $345,000,000 at maturity.

                  "CREDIT DOCUMENTS" shall mean, collectively, the Agreement, the Notes, the Letter of Credit Applications, the Guaranty Agreements, and all other Guaranty Documents, if any.

                  "CREDIT PARTIES" shall mean, collectively, each of Borrower, the Guarantors, and every other Person who from time to time executes a Credit Document with respect to all or any portion of the Obligations.

                  "DEFAULT" shall mean any condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

                  "DEFAULT RATE" shall mean the higher of (i) Base Rate plus two percent (2%), or (ii) the interest rate otherwise applicable to said amount outstanding plus two percent (2%), but in no event shall such interest rate exceed the highest lawful rate.

                  "DOCUMENTATION AGENT" shall mean NationsBank, National Association, as Documentation Agent for the Lenders hereunder and under the other Credit Documents, and each successor documentation agent.

                  "DOLLAR" AND "U.S. DOLLAR" and the sign "$" shall mean lawful money of the United States of America.

                  "ELIGIBLE ASSIGNEE" shall mean (i) a commercial bank organized under the laws of the United States, or any state thereof, having total assets in excess of $1,000,000,000 or any commercial finance or asset based lending Affiliate of any such commercial bank and (ii) any Lender or any Affiliate of any Lender.

                  "ENVIRONMENTAL LAWS" shall mean all federal, state, local and foreign statutes and codes or regulations, rules or ordinances issued, promulgated, or approved thereunder, and having the force of laws, now or hereafter in effect (including, without limitation, those with respect to asbestos or asbestos containing material or exposure to asbestos or asbestos containing material), relating to pollution or protection of the environment and relating to public health and safety, including, without limitation, those imposing liability or standards of conduct concerning (i) emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial toxic or hazardous materials, substances or wastes, including without limitation, any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law into the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law, and
(iii) underground storage tanks and related piping, and emissions, discharges and releases or threatened releases therefrom, such Environmental Laws to include, without limitation (i) the Clean Air Act (42 U.S.C. ss. 7401 ET SEQ.),
(ii) the Clean Water Act (33 U.S.C. ss. 1251 ET SEC.), (iii) the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 ET SEQ.), (iv) the Toxic Substances Control Act (15 U.S.C. ss. 2601 ET SEQ.) and (v) the Comprehensive Environmental Response Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act (42 U.S.C. ss. 9601 ET SEQ.).

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

                  "ERISA AFFILIATE" shall mean, with respect to any Person, each trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Tax Code.

                  "EURODOLLAR ADVANCE" shall mean an Advance made or outstanding as a Syndicate Revolving Loan bearing interest based on the Adjusted LIBO Rate plus the Applicable Margin.

                  "EURODOLLAR LOAN" shall mean any Syndicate Revolving Loan hereunder which bears interest based on the Adjusted LIBO Rate.

                  "EVENT OF DEFAULT" shall have the meaning set forth in
Article IX.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto.

                  "EXECUTIVE OFFICER" shall mean with respect to any Person (other than a Guarantor), the President, Executive Vice Presidents, Chief Financial Officer, Treasurer, Secretary and any Person holding comparable offices or duties, and with respect to a Guarantor, the President, Chief Financial Officer or Treasurer and any Person holding comparable offices or duties.

                  "EXTENSION OF CREDIT" shall mean the issuance of a Letter of Credit or making of a Loan or the conversion of a Loan of one type into a Loan of another type.

                  "FACILITY" or "FACILITIES" shall mean the Revolving Loan Commitments and Loans or the Line of Credit Commitment and Loans as the context may indicate.

                  "FACILITY FEE" shall mean the quarterly fee payable by the Borrower to the Administrative Agent for the account of and distribution to the Lenders pursuant to Section 4.5(a).

                  "FEDERAL FUNDS RATE" shall mean for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of Atlanta, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

                  "FEDERAL FUNDS RATE ADVANCE" shall mean an Advance made or outstanding as a Line of Credit Loan bearing interest based on the Federal Funds Rate.

                  "FINAL MATURITY DATE" shall mean the date on which all commitments have been terminated and all amounts outstanding under this Agreement have been declared or have automatically become due and payable pursuant to the provisions of Article IX.

                  "FIXED CHARGE COVERAGE RATIO" shall mean, as at the end of any fiscal period of Borrower, the ratio of (A) Consolidated EBITR for such fiscal period to (B) the sum of (i) Consolidated Interest Expense plus (ii) Consolidated Rental Expense plus (iii) interest and other continuing program fees (excluding initial closing fees) related to an accounts receivable securitization program, each for such fiscal period.

                  "FIXED RATE BID LOAN" shall mean a Competitive Bid Revolving Loan, bearing interest based on a fixed rate.

                  "FOREIGN SUBSIDIARY" shall mean a Subsidiary not organized under the laws of any of the fifty (50) states of the United States of America or the District of Columbia, or that is operating entirely outside of the United States.

                  "FUNDED DEBT" shall mean, without duplication, all indebtedness for money borrowed, purchase money mortgages, capitalized leases, the aggregate outstanding net investment of a purchaser under an accounts receivable securitization program, conditional sales contracts and similar title retention debt instruments, including any current maturities of such indebtedness, which by its terms matures more than one year from the date of any calculation thereof and/or which is renewable or extendable at the option of the obligor to a date beyond one year from such date. The calculation of Funded Debt shall include, without duplication, all Funded Debt of the Borrower and its Subsidiaries, plus all Funded Debt of other entities or Persons, other than Subsidiaries, which has been guaranteed by the Borrower or any Subsidiary or which is supported by a letter of credit issued for the account of the Borrower or any Subsidiary. Funded Debt shall also include the redemption amount with respect to any stock of the Borrower or its Subsidiaries required to be redeemed within the next twelve months.

                  "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

                  "GUARANTEED INDEBTEDNESS" shall mean, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligation") of any other Person (the "primary obligor") in any manner including, without limitation, any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

                  "GUARANTORS" shall mean, collectively, The Office Club, Inc., a California corporation; Eastman Office Products Corporation, a Delaware corporation; Eastman, Inc., a Delaware corporation; OD International, Inc., a Delaware corporation; ODO, Inc., a Florida corporation; and all other Material Subsidiaries, and their respective successors and permitted assigns.

                  "GUARANTY AGREEMENTS" shall mean, collectively, the Subsidiary Guaranty Agreement executed by each of the Guarantors in favor of the Lenders and the Administrative Agent, substantially in the form of EXHIBIT D as the same may be amended, restated or supplemented from time to time, and the Contribution Agreement executed by each of the Guarantors, substantially in the form of EXHIBIT G as the same may be amended, restated or supplemented from time to time.

                  "GUARANTY DOCUMENTS" shall mean, collectively, the Guaranty Agreements, and each other guaranty agreement as the same may be amended, restated, or supplemented from time to time, and the Contribution Agreements executed by each of the Guarantors, as the same may be amended, restated or supplemented from time to time.

                  "HAZARDOUS SUBSTANCES" has the meaning assigned to that term in CERCLA.

                  "INDEBTEDNESS" of any Person shall mean, without duplication
(i) all obligations of such Person which in accordance with GAAP would be shown on the balance sheet of such Person as a liability (including, without limitation, obligations for borrowed money and for the deferred purchase price of property or services, and obligations evidenced by bonds, debentures, notes or other similar instruments); (ii) all rental obligations under leases required to be capitalized under GAAP; (iii) all Guaranteed Indebtedness of such Person (including contingent reimbursement obligations under undrawn letters of credit); (iv) Indebtedness of others secured by any Lien upon property owned by such Person, whether or not assumed; and (v) obligations or other liabilities under currency contracts, interest rate hedging contracts, or similar agreements or combinations thereof.

                  "INTERCOMPANY LOAN DOCUMENTS" shall mean, collectively, the promissory notes and all related loan, subordination, and other agreements, to the extent that they exist, relating in any manner to the Intercompany Loans.

                  "INTERCOMPANY LOANS" shall mean, collectively, (i) the loans more particularly described on SCHEDULE 6.22 and (ii) those loans or other extensions of credit made by any Consolidated Company to another Consolidated Company or as may otherwise be approved in writing by the Administrative Agent and the Required Lenders.

                  "INTEREST PERIOD" shall mean (i) such periods agreed upon between Borrower and Lenders making Competitive Bid Revolving Loans, and (ii) with respect to Eurodollar Advances, the period of 1, 2, 3 or 6 months selected by the Borrower, in either case pursuant to the terms of the credit facility and subject to customary adjustments in duration; provided, that (a) the first day of an Interest Period must be a Business Day, (b) any Interest Period that would otherwise end on a day that is not a Business Day for Eurodollar Loans shall be extended to the next succeeding Business Day for Eurodollar Loans, unless such Business Day falls in the next calendar month, in which case the Interest Period shall end on the next preceding Business Day for Eurodollar Loans, and (c) Borrower may not elect an Interest Period which would extend beyond the Final Maturity Date.

                  "INVESTMENT" shall mean, when used with respect to any Person, any direct or indirect advance, loan or other extension of credit (other than the creation of receivables in the ordinary course of business) or capital contribution by such Person (by means of transfers of property to others or payments for property or services for the account or use of others, or otherwise) to any Person, or any direct or indirect purchase or other acquisition by such Person of, or of a beneficial interest in, capital stock, partnership interests, bonds, notes, debentures or other securities issued by any other Person.

                  "LENDER" or "LENDERS" shall mean SunTrust, the other banks and lending institutions listed on the signature pages hereof, and each assignee thereof, if any, pursuant to Section 11.6.

                  "LENDING INSTALLATION" shall mean any office, branch, subsidiary or affiliate of any Lender.

                  "LENDING OFFICE" shall mean for each Lender the office such Lender may designate in writing from time to time to Borrower and the Administrative Agent with respect to each Type of Loan.

                  "LETTER OF CREDIT" means a Standby Letter of Credit, a Revolving Trade Letter of Credit, or any combination of the foregoing, as the context may require.

                  "LETTER OF CREDIT APPLICATION" means an application to the Administrative Agent for the issuance of a Letter of Credit in form and substance satisfactory to the Administrative Agent.

                  "LETTER OF CREDIT OBLIGATION" means, in respect of each Letter of Credit, the undrawn face amount of such Letter of Credit, plus the aggregate amount of all unreimbursed draws in respect of such Letter of Credit.

                  "LETTER OF CREDIT OBLIGATIONS" means the sum of each Letter of Credit Obligation.

                  "LEVERAGE RATIO" shall mean the ratio, expressed as a percentage, of Funded Debt to Total Capitalization for the Consolidated Companies.

                  "LIBOR" shall mean, for any Interest Period, the offered rates for deposits in U.S. dollars for a period comparable to the Interest Period appearing on the Reuters Screen LIBOR Page as of 11:00 a.m., London time, on the day that is two London banking days prior to the first day of the Interest Period. If at least two such rates appear on the Reuters Screen LIBOR Page, the rate for that Interest Period will be the arithmetic mean of such rates, rounded, if necessary, to the next higher 1/16 of 1.0%; and in either case as such rates may be adjusted for any applicable reserve requirements. If the foregoing rate is unavailable from the Reuters Screen for any reason, then such rate shall be determined by the Administrative Agent from Telerate or, if such rate is also unavailable on such service, then on any other interest rate reporting service of recognized standing designated in writing by the Administrative Agent to Borrower and the Lenders; in any such case rounded, if necessary, to the next higher 1/16 of 1.0%, if the rate is not such a multiple.

                  "LIBOR BID LOAN" shall mean a Competitive Bid Revolving Loan, bearing interest based on LIBOR plus (or minus) a margin.

                  "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind or description and shall include, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any capitalized lease in the nature thereof including any lease or similar arrangement with a public authority executed in connection with the issuance of industrial development revenue bonds or pollution control revenue bonds, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

                  "LINE OF CREDIT COMMITMENT" shall mean at any time for SunTrust, Twenty-Five Million Dollars ($25,000,000.00), as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to Section 3.3, any assignment thereof pursuant to Section 11.6, or any amendment thereof pursuant to Section 11.2.

                  "LINE OF CREDIT LOANS" shall mean the line of credit loans made to Borrower by SunTrust pursuant to Section 3.1.

                  "LINE OF CREDIT NOTE" shall mean the promissory note issued by Borrower to SunTrust substantially in the form of EXHIBIT C, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed or extended.

                  "LOANS" shall mean, collectively, the Revolving Loans and the Line of Credit Loans.

                  "MARGIN REGULATIONS" shall mean Regulation G, Regulation T, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

                  "MATERIALLY ADVERSE EFFECT" shall mean a material adverse effect upon, or a material adverse change in, any of the (i) business, results of operations, properties, or financial condition of the Consolidated Companies taken as a whole, (ii) legality, validity, binding effect or enforceability of any Credit Document, or (iii) ability of the Credit Parties to perform their obligations under the Credit Documents.

                  "MATERIAL SUBSIDIARY" shall mean (i) each Credit Party other than Borrower and (ii) each other Subsidiary of Borrower, now existing or hereafter established or acquired, that at any time prior to the Final Maturity Date has or acquires total assets in excess of $50,000,000 or that accounted for or produced more than 10% of the Consolidated EBITR of Borrower on a consolidated basis during any of the three most recently completed fiscal years of Borrower.

                  "MAXIMUM LETTER OF CREDIT AMOUNT" shall mean
$50,000,000.00.

                  "MOODY'S" shall mean Moody's Investors Service, Inc. and its successors and assigns.

                  "MULTIEMPLOYER PLAN" shall have the meaning set forth in
Section 4001(a)(3) of ERISA.

                  "NOTE" shall mean any of the Revolving Credit Notes or the Line of Credit Note, either as originally executed or as the same may be from time to time supplemented, modified, amended, renewed or extended.

                  "NOTICE OF COMPETITIVE BID BORROWING" shall have the meaning provided in Section 4.1.

                  "NOTICE OF BORROWING" shall have the meaning provided in
Section 4.1.

                  "NOTICE OF CONTINUATION/CONVERSION" shall have the meaning provided in Section 4.1.

                  "OBLIGATIONS" shall mean all amounts owing to the Administrative Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document, including without limitation, all Loans (including all principal and interest payments due thereunder), fees, expenses, indemnification and reimbursement payments, indebtedness, liabilities, and obligations of the Credit Parties, direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising, together with all renewals, extensions, modifications or refinancings thereof.

                  "PERMITTED LIENS" shall mean those Liens expressly permitted by Section 8.1.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation, and any successor thereto.

                  "PERSON" shall mean and shall include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated association, a government or any department or agency thereof and any other entity whatsoever.

                  "PLAN" shall mean any employee benefit plan, program, arrangement, practice or contract, maintained by or on behalf of the Borrower or an ERISA Affiliate, which provides benefits or compensation to or on behalf of employees or former employees, whether formal or informal, whether or not written, including but not limited to the following types of plans:

                  (i) EXECUTIVE ARRANGEMENTS - any bonus, incentive compensation, stock option, deferred compensation, commission, severance, "golden parachute", "rabbi trust", or other executive compensation plan, program, contract, arrangement or practice;

                  (ii) ERISA PLANS - any "employee benefit plan" as defined in
         Section 3(3) of ERISA), including, but not limited to, any defined benefit pension plan, profit sharing plan, money purchase pension plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, Multiemployer Plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits;

                  (iii) OTHER EMPLOYEE FRINGE BENEFITS - any stock purchase, vacation, scholarship, day care, prepaid legal services, severance pay or other fringe benefit plan, program, arrangement, contract or practice.

                  "PRO RATA SHARE" shall mean, with respect to the Commitment of each Lender, each Letter of Credit and each Syndicate Revolving Loan or Line of Credit Loan to be made by and each payment (including, without limitation, any payment of principal, interest or fees) to be made to each Lender, the percentage designated as such Lender's Pro Rata Share of such Commitment, such Loans, Letter of Credit or such payments, as applicable, set forth under the name of such Lender on the respective signature page for such Lender, in each case as such Pro Rata Share may change from time to time as a result of assignments or amendments made pursuant to this Agreement.

                  "REFINANCED INDEBTEDNESS" shall mean the outstanding balance under the $300,000,000 revolving credit pursuant to the Revolving Credit and Line of Credit Agreement dated as of September 30, 1993 by and among Office Depot, Inc., the lenders party thereto and SunTrust Bank, Central Florida, National Association, as Agent, as amended.

                  "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

                  "REQUIRED LENDERS" shall mean, at any time, Lenders holding at least fifty-one per cent (51%) of the then aggregate amount of the Revolving Loan Commitments and the Line of Credit Commitments.

                  "REQUIREMENT OF LAW" for any Person shall mean the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "REUTERS SCREEN" shall mean, when used in connection with any designated page and LIBOR, the display page so designated on the Reuter Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

                  "REVOLVING CREDIT NOTES" shall mean, collectively, the promissory notes evidencing the Revolving Loans in the form attached hereto as EXHIBIT A and EXHIBIT B.

                  "REVOLVING LOANS" shall mean, collectively, the revolving credit loans made to Borrower by the Lenders pursuant to Section 2.1.

                  "REVOLVING LOAN COMMITMENT" shall mean, at any time for any Lender, the amount of such commitment set forth opposite such Lender's name on the signature pages hereof, as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to Section 2.3, any assignment thereof pursuant to Section 11.6, or any amendment thereof pursuant to Section 11.2, which amount shall include such Lender's Revolving Loans and Letter of Credit Obligations.

                  "REVOLVING PERIOD" shall mean the period commencing on the date hereof and ending on the occurrence of (i) an Event of Default (unless waived or cured) or (ii) the Termination Date, whichever first occurs.

                  "REVOLVING TRADE LETTER OF CREDIT" means any Letter of Credit having terms described in Section 2.4(a) and issued pursuant to a Letter of Credit Application.

                  "REVOLVING TRADE LETTER OF CREDIT OBLIGATIONS" means the sum of the undrawn face amount of each Revolving Trade Letter of Credit plus the aggregate amount of all drawings not paid pursuant to Section 2.6(b) in respect of each Revolving Trade Letter of Credit.

                  "S & P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies and its successors and assigns.

                  "SENIOR FUNDED DEBT" shall mean all Funded Debt, less Subordinated Debt and less redemption amount with respect to any stock of the Borrower or its Subsidiaries required to be redeemed within the next twelve months.

                  "STANDBY LETTER OF CREDIT" means any letter of credit having terms described in Section 2.4(b) and issued in response to a Letter of Credit Application.

                  "STANDBY LETTER OF CREDIT OBLIGATIONS" shall mean the sum of the undrawn face amount of each Standby Letter of Credit plus the aggregate amount of all drawings not paid pursuant to Section 2.6(b) in respect of each Standby Letter of Credit.

                  "SUBORDINATED DEBT" shall mean Indebtedness of Borrower and its Subsidiaries subordinated to all obligations of Borrower and its Subsidiaries or any other Credit Party arising under this Agreement, the Notes, and the Guaranty Agreements on terms and conditions satisfactory in all respects to the Administrative Agent and the Required Lenders, including without limitation, with respect to interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, and subordination provisions, as evidenced by the written approval of the Administrative Agent and Required Lenders, including but not limited to the Borrower's Convertible Subordinated Debt.

                  "SUBSIDIARY" shall mean, with respect to any Person, any corporation or other entity (including, without limitation, partnerships, joint ventures, and associations) regardless of its jurisdiction of organization or formation, at least a majority of the total combined voting power of all classes of voting stock or other ownership interests of which shall, at the time as of which any determination is being made, be owned by such Person, either directly or indirectly through one or more other Subsidiaries.

                  "SYNDICATE REVOLVING CREDIT NOTES" shall mean, collectively, the promissory notes evidencing the Syndicate Revolving Loans in the form attached hereto as EXHIBIT A.

                  "SYNDICATE REVOLVING LOAN" shall mean, collectively, the Revolving Loans made to Borrower hereunder other than Competitive Bid Revolving Loans.

                  "TANGIBLE NET WORTH" shall mean, as of the date of determination, the Borrower's total Consolidated Net Worth minus any goodwill or other intangibles as determined in accordance with GAAP.

                  "TAXES" shall mean any present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including without limitation, income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

                  "TELERATE" shall mean, when used in connection with any designated page and "LIBOR," the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to "LIBOR").

                  "TERMINATION DATE" shall mean February 20, 2003.

                  "TOTAL CAPITALIZATION" shall mean the sum of Funded Debt and Consolidated Net Worth.

                  "TOTAL COMMITMENT" shall mean the sum of the Lenders' Commitments as such Total Commitment may be reduced by voluntary reduction, prepayment or nonrenewal of a Lender's Commitment as provided herein.

                  "TYPE" of Borrowing shall mean a Borrowing consisting of Base Rate Advances or Eurodollar Advances, and any Advances made pursuant to the Competitive Bid Facility.

                  "WHOLLY OWNED SUBSIDIARY" shall mean any Subsidiary, all the stock or ownership interest of every class of which, except directors' qualifying shares, shall, at the time as of which any determination is being made, be owned by Borrower either directly or indirectly.

         SECTION 1.2 ACCOUNTING TERMS AND DETERMINATION. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared, and all financial records shall be maintained in accordance with, GAAP.

         SECTION 1.3 OTHER DEFINITIONAL PROVISIONS.

         (a) Except as otherwise specified herein, references herein to any agreement or contract defined or referred to herein shall be deemed a reference to any such agreement or contract (and in the case of any instrument, any other instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

         (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule, Exhibit and like references are to this Agreement unless otherwise specified.

         (c) The singular pronoun, when used in this Agreement, shall include the plural and neuter shall include the masculine and the feminine.

         (d) All terms defined in this Agreement shall have the defined meanings when used in any Note or, except as otherwise expressly stated herein, any certificate, opinion, or other document delivered pursuant hereto.

         SECTION 1.4 EXHIBITS AND SCHEDULES. All Exhibits and Schedules attached hereto are by reference made a part hereof.

                                   ARTICLE II

                       REVOLVING LOANS; LETTERS OF CREDIT

         SECTION 2.1 COMMITMENT; USE OF PROCEEDS.

                  (a) Subject to and upon the terms and conditions herein set forth, each Lender severally agrees from time to time on and after the Closing Date, but during the Revolving Period, (i) to make the Revolving Loans as provided in this Section 2.1, and (ii) to purchase participations in Standby Letters of Credit and Revolving Trade Letters of Credit issued by the Administrative Agent for the account of the Borrower as provided in Section 2.8. Borrower shall be entitled to repay and reborrow Revolving Loans in accordance with the provisions hereof.

                  (b) The sum of (i) the aggregate unpaid principal amount of any Lender's Syndicate Revolving Loans outstanding, plus (ii) the aggregate amount of such Lender's participations in Letter of Credit Obligations, shall not exceed at any time such Lender's Revolving Loan Commitment.

                  (c) The sum of (i) the aggregate unpaid principal amount of all Revolving Loans, plus (ii) the aggregate amount of all Standby Letter of Credit Obligations and

         Revolving Trade Letter of Credit Obligations, shall not exceed at any time the total Revolving Loan Commitments for all Lenders.

                  (d) The aggregate amount of all Standby Letter of Credit Obligations and Revolving Trade Letter of Credit Obligations shall not exceed at any time the Maximum Letter of Credit Amount.

                  (e) Each Revolving Loan (other than Competitive Bid Revolving Loans) shall, at the option of Borrower, be made or continued as, or converted into, part of one or more Borrowings that shall consist entirely of Syndicate Revolving Loans (as Base Rate Advances or Eurodollar Advances). The aggregate principal amount of each Borrowing of Syndicate Revolving Loans shall be not less than $1,000,000 or a greater integral multiple of $100,000. Each Competitive Bid Revolving Loan shall be not less than $1,000,000 or a greater integral multiple of $100,000. At no time shall the number of Borrowings of Syndicate Revolving Loans comprised of Eurodollar Advances outstanding under this
         Article II exceed twelve (12); provided that, for the purpose of determining the minimum amount for Borrowings resulting from conversions or continuations, all Borrowings of Base Rate Advances under this Facility shall be considered as one Borrowing. The parties hereto agree that (i) the aggregate principal balance of the Revolving Loans (including the Competitive Bid Revolving Loans) of the Lenders as a group shall not exceed the sum of the Revolving Loan Commitment for each Lender, (ii) no Lender shall be obligated to make Syndicate Revolving Loans in excess of the Revolving Loan Commitment of such Lender, (iii) no Lender shall be obligated hereunder to extend Competitive Bid Revolving Loans or to make quotes for such Loans, (iv) a Lender may elect, in its discretion, to extend Competitive Bid Revolving Loans which, notwithstanding the Syndicate Revolving Loans and Letter of Credit Obligations of such Lender, exceed the Revolving Loan Commitment of such Lender and (v) the Competitive Bid Revolving Loans (if any) extended by a Lender shall not, while outstanding, reduce the Commitment of such Lender to make Syndicate Revolving Loans or to purchase participations in Letter of Credit Obligations based upon the Lender's Pro Rata Share of Revolving Loan Commitment even if such purchase or Syndicate Revolving Loan would exceed the amount of such Lender's Revolving Loan Commitment set forth opposite such Lender's name on the signature page hereof.

                  (f) The proceeds of Revolving Loans shall be used solely for working capital and for other general corporate purposes, including acquisitions and capital expenditures of the Consolidated Companies.

         SECTION 2.2 NOTES; REPAYMENT OF PRINCIPAL.

                  (a) Borrower's obligations to pay the principal of, and interest on, the Syndicate Revolving Loans and the Competitive Bid Revolving Loans to each Lender shall be evidenced by the records of the Administrative Agent and such Lender and by the Revolving Credit Notes payable to such Lender (or the assignor of such Lender) completed in conformity with this Agreement.

                  (b) All outstanding principal amounts under the Revolving Loans shall be due and payable in full on the Termination Date.

         SECTION 2.3 VOLUNTARY REDUCTION OF REVOLVING LOAN COMMITMENTS. Upon at least three (3) Business Days' prior telephonic notice (promptly confirmed in writing) to the Administrative Agent, Borrower shall have the right, without premium or penalty, to terminate the Revolving Loan Commitments, in part or in whole, provided that (i) any such termination shall apply to proportionately and permanently reduce the Revolving Loan Commitments of each of the Lenders, (ii) any partial termination pursuant to this Section 2.3 shall be in an amount of at least $1,000,000 and integral multiples of $100,000, and (iii) no such reduction shall be permitted if prohibited or without payment of all costs required to be paid hereunder with respect to a prepayment. If the aggregate outstanding amount of the Revolving Loans and the Letter of Credit Obligations exceeds the amount of the Revolving Loan Commitments as so reduced, Borrower shall immediately repay the Revolving Loans for the ratable account of the Lenders by an amount equal to such excess, together with all accrued but unpaid interest on such excess amount and any amounts due under Section 4.12 hereof.

         SECTION 2.4 LETTERS OF CREDIT. Upon the terms and subject to the conditions of this Agreement, from the Closing Date to but excluding the Termination Date, the Administrative Agent shall issue (i) Revolving Trade Letters of Credit for the account of the Borrower or the joint account of the Borrower and any Guarantor, and (ii) Standby Letters of Credit for the account of the Borrower or the joint account of the Borrower and any Guarantor, and each Lender shall thereupon be deemed to have purchased a participation in each such Letter of Credit as provided in Section 2.8.

                  (a) REVOLVING TRADE LETTERS OF CREDIT. Each Revolving Trade Letter of Credit shall (i) be payable at sight or upon the expiration of such other period not to exceed sixty (60) days as provided in said Revolving Trade Letter of Credit, (ii) have an expiration date no later than the earlier of (A) 180 days after the date of issuance of such Letter of Credit or (B) the Termination Date, (iii) be used only for the shipment or importation of inventory, and the payment of the purchase price thereof (inclusive, at the election of the Borrower, of freight and insurance charges, Tariffs, taxes, customs duties and other like charges), and (iv) in the case of a Revolving Trade Letter of Credit issued for the joint account of the Borrower and a Guarantor, indicate either the Borrower and the Guarantor jointly, or only such Guarantor, as the account party on the face of the Letter of Credit.

                  (b) STANDBY LETTERS OF CREDIT. Each Standby Letter of Credit shall (i) have an expiration date not later than the earlier of (A) 365 days after the date of issuance of such Letter of Credit (which may include any provision providing for the automatic extension of the term of such Letter of Credit for an additional period of time beyond 365 days after the date of issuance) or (B) the Termination Date and (ii) be used for any corporate purpose allowed under this Agreement including, without limitation, to secure any surety bond or any self-insurance program of the Borrower.

         SECTION 2.5 MANNER OF ISSUANCE. The Borrower shall forward a Letter of Credit Application in the appropriate form to the Administrative Agent at the address specified on the Letter of Credit Application prior to noon (Orlando, Florida time) at least two Business Days before the requested date of issuance of a Letter of Credit. The Administrative Agent shall give each Lender a written (which may be by telecopier) report of all Letters of Credit outstanding hereunder on a monthly basis. In the event there is a conflict between any provision in the Letter of Credit Application and this Agreement, the terms and provisions of this Agreement will prevail.

         SECTION 2.6 DRAWINGS UNDER LETTERS OF CREDIT.

                  (a) Upon receipt by the Administrative Agent of any draft upon, or other notice of drawing under, a Letter of Credit, the Administrative Agent shall promptly give the Borrower written or telephone notice of the amount of such draft, of the Letter of Credit against which it is drawn and of the date upon which the Administrative Agent proposes to honor such draft.

                  (b) Subject to the following sentence, the Borrower shall pay to the Administrative Agent for the ratable account of the Lenders the amount of each drawing under a Letter of Credit on the date of such drawing. Subject to the requirement contained in Section 2.1, the Borrower may elect to repay the amount of such drawing with the proceeds of a Syndicate Revolving Loan by delivering a Notice of Borrowing complying with Section 4.1 hereof.

                  (c) The amount of any drawing under a Letter of Credit that is not paid on the date of drawing pursuant to subsection (b) of this Section 2.6 shall bear interest, payable on demand, from the date of such drawing until paid, at a rate per annum equal to the Default Rate.

                  (d) The Borrower agrees that it shall be indebted to each Lender in an amount equal to the amount of each drawing paid by the Administrative Agent for the account of such Lender in accordance with the provisions of this Section 2.6.

         SECTION 2.7 GENERAL PROVISIONS AS TO LETTERS OF CREDIT.

                  (a) LIMITATION ON ADMINISTRATIVE AGENT'S DUTY TO ISSUE. The Administrative Agent shall have no obligation to issue: (i) any Letter of Credit if the aggregate undrawn face amount of Letters of Credit outstanding, after giving effect to the issuance of such Letter of Credit, would exceed any limit imposed on the Administrative Agent or any Lender by, or if the issuance of such Letter of Credit would otherwise cause a violation of, applicable law or any regulatory directive, interpretation or request, to which the Administrative Agent or such Lender is subject; or (ii) any Revolving Trade Letter of Credit or Standby Letter of Credit if such issuance would cause the Maximum Letter of Credit Amount to be exceeded; or (iii) any Letter of Credit if the issuance thereof would exceed the limits provided in Section 2.1 above.

                  (b) BORROWER'S OBLIGATIONS ABSOLUTE. The obligation of the Borrower to reimburse the Administrative Agent for the account of the Lenders, for each drawing under a Letter of Credit shall be irrevocable, shall not be subject to any qualification or exception whatsoever and shall be binding in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, the following circumstances:

                           (i)  any lack of validity or enforceability of this
Agreement or any of the other Credit Documents;

                           (ii)  the existence of any claim, set-off, defense
or right which the Borrower may have at any time against a beneficiary of any Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Lenders or any other Person, whether in connection with this Agreement, or any Letter of Credit, the transactions contemplated herein or any unrelated transactions;

                           (iii)  any draft, certificate or any other document
presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient (unless, in each case, manifestly so) in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv)  the surrender or impairment of any security
for the performance or observance of any of the terms of this Agreement or the other Credit Documents;

                           (v)  any failure of the Administrative Agent to
provide notice to the Borrower of any drawing under any Letter of Credit; or

                           (vi)  the occurrence or continuance of any Default.

                  (c) LIMITATION OF LIABILITY WITH RESPECT TO LETTERS OF CREDIT. As among the Borrower, any Guarantors, the Lenders, and the Administrative Agent, the Borrower and the Guarantors assume all risks of the acts and omissions of, or misuse of any Letter of Credit by the beneficiaries of such Letter of Credit. Without limiting the foregoing, neither the Administrative Agent nor the Lenders shall be responsible for:

                           (i)  subject to clause (c)(iii), the form, validity,
sufficiency, accuracy, genuineness or legal effect of any draft, demand, application or other documents submitted by any Person in connection with any Letter of Credit (but not including the Letter of Credit itself), even if such document should in fact prove to be in any and all respects invalid, insufficient, inaccurate, fraudulent or forged;

                           (ii)  the validity, genuineness or sufficiency of
any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

                           (iii)  failure of the beneficiary of a Letter of
Credit to comply fully with the conditions required in order to draw upon such Letter of Credit to the extent that the documents presented in connection with a drawing manifestly comply with the terms of the Letter of Credit provided that the payment by the Administrative Agent does not constitute gross negligence or wilful misconduct;

                           (iv)  errors, omissions, interruptions or delays in
transmission or delivery of any messages by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;

                           (v)  errors in interpretations of technical terms;

                           (vi)  any loss or delay in the transmission or
otherwise of any document required to make a drawing under any Letter of Credit or with respect to the proceeds thereof;

                           (vii)  the misapplication by the beneficiary of a
Letter of Credit or of the proceeds of any drawing under such Letter of Credit;
or

                           (viii)  any consequences arising from causes beyond
the control of the Administrative Agent or the Lenders, including, without limitation, any act or omission, rightfully or wrongfully of any present or future governmental authority.

None of the above circumstances shall affect, impair or prevent the vesting of any of the Administrative Agent's and the Lenders' rights or powers under this Section.

         SECTION 2.8 PARTICIPATION.

                  (a) Simultaneously with the issuance by the Administrative Agent of any Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Administrative Agent, without recourse or warranty, an undivided interest and participation in such Letter of Credit (including, without limitation, all obligations of the Borrower with respect thereto) and any security therefor or Guaranty pertaining thereto, equal to such Lender's Pro Rata Share of such Letter of Credit.

                  (b) Each Lender hereby agrees that it shall pay to the Administrative Agent, prior to 12:00 noon (local time for the Administrative Agent) on the date of each Letter of Credit drawing such Lender's Pro Rata Share of such Letter of Credit drawing; PROVIDED, that if the Borrower should pay in full or in part any Letter of Credit drawing on the date thereof with the proceeds of a Revolving Loan, the obligation of each Lender to pay to the Administrative Agent pursuant to this Section with respect to such drawing shall be reduced by an amount equal to such Lender's Pro Rata Share of such payment by the Borrower that is received by the Administrative Agent. Amounts paid in excess of the net amount so owed shall promptly be refunded by the Administrative Agent to such Lender.

                  (c) The obligation of each Lender to pay to the Administrative Agent its Pro Rata Share of each Letter of Credit drawing, or of the amount thereof not repaid by the Borrower as described above, shall be irrevocable, unconditional, shall not be subject to any qualification or exception whatsoever and shall be binding in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, the following circumstances:

                           (i)  any lack of validity or enforceability of this
Agreement;

                           (ii)  the existence of any claim, set-off, defense
or other right which the Borrower or any Lender may have at any time against the other, the Administrative Agent, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transactions;

                           (iii)  any draft or any other document presented
under this Agreement proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv)  the surrender or impairment of any security
for the performance or observance of any of the terms of this Agreement; or

                           (v)  the occurrence or continuance of any Default.

                  (d) If any Lender shall fail to pay the amount of its participation in a Letter of Credit drawing on the date such amount is due in accordance with subparagraph (b) above, the Administrative Agent shall be deemed to have advanced funds on behalf of such Lender. Each such advance shall be secured by such Lender's participation interest, and the Administrative Agent shall be subrogated to such Lender's rights hereunder in respect thereof. Such advance may be repaid by application by the Administrative Agent of any payment which such Lender is otherwise entitled to receive under this Agreement. Any amount not paid by such Lender to the Administrative Agent hereunder shall bear interest for each day from the day such payment was due until such payment shall be paid in full at a rate per annum equal to the highest rate then payable by the Borrower under this Agreement.

                                   ARTICLE III

                              LINE OF CREDIT LOANS

         SECTION 3.1  LINE OF CREDIT LOAN COMMITMENT; USE OF PROCEEDS.


                  (a) Subject to and upon the terms and conditions herein set forth, SunTrust agrees to make to Borrower from time to time on and after the Closing Date, but during the Revolving Period, Line of Credit Loans in an aggregate amount outstanding at any time not to exceed SunTrust's Line of Credit Loan Commitment. Borrower shall be entitled to repay and reborrow Line of Credit Loans in accordance with the provisions hereof.

                  (b) Each Line of Credit Loan shall consist entirely of Federal Funds Rate Advances. The principal amount of each Line of Credit Loan shall be not less than $1,000,000 or a greater integral multiple of $100,000.

                  (c) The proceeds of Line of Credit Loans shall be used (i) to fund daily swings in the cash position of the Borrower and (ii) for other general corporate purposes.

         SECTION 3.2 NOTES; REPAYMENT OF PRINCIPAL.

                  (a) Borrower's obligations to pay the principal of, and interest on, the Line of Credit Loans to SunTrust shall be evidenced by the records of the Administrative Agent and SunTrust and by the Line of Credit Note payable to SunTrust (or the assignor of such Lender) completed in conformity with this Agreement.

                  (b) All outstanding principal amounts under the Line of Credit Loans shall be due and payable in full on the Termination Date.

         SECTION 3.3 VOLUNTARY REDUCTION OF LINE OF CREDIT LOAN COMMITMENT. Upon at least three (3) Business Days' prior telephonic notice (promptly confirmed in writing) to the Administrative Agent, Borrower shall have the right, without premium or penalty, to terminate the Line of Credit Loan Commitment, in part or in whole, provided that (i) any such termination shall apply to permanently reduce the Line of Credit Commitment, (ii) any partial termination pursuant to this Section 3.3 shall be in an amount of at least $1,000,000 and integral multiples of $100,000, and (iii) no such reduction shall be permitted if prohibited or without payment of all costs required to be paid hereunder with respect to a prepayment. If the aggregate outstanding amount of the Line of Credit Loans exceeds the amount of the Line of Credit Commitment as so reduced, Borrower shall immediately repay the Line of Credit Loans by an amount equal to such excess, together with all accrued but unpaid interest on such excess amount.

                                   ARTICLE IV

                               GENERAL LOAN TERMS

         SECTION 4.1 FUNDING NOTICES.

                  (a) (i) Whenever Borrower desires to make a Borrowing consisting of Syndicate Revolving Loans or a Line of Credit Loan (other than one resulting from a conversion or continuation pursuant to Section 4.1(b)(i)), it shall give the Administrative Agent prior written notice (or telephonic notice confirmed in writing) of such Borrowing (a "Notice of Borrowing"), such Notice of Borrowing to be given prior to 12:00 noon (local time for the Administrative Agent) at its Payment Office (A) the same Business Day of the requested date of such Borrowing in the case of Revolving Loans comprised of Base Rate Advances, (B) three Business Days prior to the requested date of such Borrowing in the case of Eurodollar Advances, and (C) the same Business Day of the requested date of such Borrowing in the case of Line of Credit Loans. Notices received after 12:00 noon shall be deemed received on the next Business Day. Each Notice of Borrowing shall be irrevocable and shall specify whether such Borrowing will be a Syndicate Revolving Loan or Line of Credit Loan, the aggregate principal amount of the Borrowing, the date of Borrowing (which shall be a Business Day), if the Borrowing is a Syndicate Revolving Loan, whether the Borrowing is to consist of Base Rate Advances or Eurodollar Advances and (in the case of Eurodollar Advances) the Interest Period to be applicable thereto.

                           (ii) Whenever Borrower desires to make a Borrowing consisting of a Competitive Bid Revolving Loan (other than one resulting from a conversion or continuation pursuant to Section 4.1(b)(ii)), it shall give the Administrative Agent prior written notice by facsimile not later than 10:00 A.M. (local time for the Administrative Agent) (a "Notice of Competitive Bid Borrowing") not less than three Business Days prior to the requested date of such Borrowing in the case of Libor Bid Loans and one Business Day prior to the requested date of such Borrowing in the case of Fixed Rate Bid Loans and shall request that the Lenders provide Competitive Bid Rates for Interest Periods of not less than seven (7) days identified by Borrower. The Administrative Agent shall give the Lenders said "Notice of Competitive Bid Borrowing" not later than 11:00 A.M. (local time for the Administrative Agent) on the same Business Day such notice is received from Borrower. Alternatively, at Borrower's option, said Notice of Competitive Bid Borrowing shall be furnished directly to the Lenders. Notices furnished directly to the Lenders must be delivered by facsimile not later than 11:00 A.M. (local time for the Administrative Agent) not less than three Business Days prior to the requested date of such Borrowing in the case of Libor Bid Loans and one Business Day prior to the requested date of such Borrowing in the case of Fixed Rate Bid Loans. Each Lender in its discretion may, but shall not be obligated to, submit an irrevocable quote to the Administrative Agent or Borrower, whichever is applicable, in connection with such request. Each Lender shall give the Administrative Agent or Borrower its Competitive Bid Rates for the Interest Periods identified by the Borrower not later than 9:30 A.M. (local time for the Administrative Agent) two Business Days prior to the requested date of such Borrowing in the case of Libor Bid Loans and not later than 9:30 A.M. (local time for the Administrative Agent) on the requested date of such Borrowing in the case of Fixed Rate Bid Loans. If the Competitive Bid Rates are given to the Administrative Agent, the Administrative Agent shall give such Competitive Bid Rates to the Borrower no later than 10:00 A.M. (local time for the Administrative Agent) on the same day it receives such Competitive Bid Rates. In the event such Notice of Competitive Bid Borrowing is furnished to the Administrative Agent and the Administrative Agent wishes to submit a Competitive Bid Rate, then the Administrative Agent shall so submit its Competitive Bid Rate to Borrower not later than 5:00 P.M. (local time for the Administrative Agent) the same day of receipt of said Notice of Competitive Bid Borrowing and prior to the Administrative Agent's receipt of any Competitive Bid Rates from any other Lender. The Borrower shall then be entitled, in its sole discretion, to elect to incur all or any part of the Competitive Bid Revolving Loans offered by one or more of the Lenders that have elected to provide quotes for any of the Interest Periods and at the rate(s) quoted by such Lender(s) provided, however, in the event two or more Lenders submit identical quotes and the Borrower elects to incur all or any part of the Competitive Bid Revolving Loans at such identical quotes, such Borrowing shall be from said Lenders on a pro rata basis determined by the amounts offered by such Lenders. The Competitive Bid Revolving Loans incurred by the Borrower in connection with such a request for quotes shall not exceed (i) with respect to all Lenders then providing quotes, the then unutilized Revolving Loan Commitment of all Lenders as a group, and (ii) with respect to each Lender providing a quote, the amount bid by such Lender in connection with such Lender's quote. The Borrower shall notify the Administrative Agent and such Lender or Lenders of its election by telephone (and confirmed in writing before 5:00 p.m. (local time for the Administrative Agent of the same day) not later than 12:00 noon (local time for the Administrative Agent) two (2) Business Days prior to the requested date of such Borrowing in the case of Libor Bid Loans and on the requested date of such Borrowing in the event of Fixed Rate Bid Loans.

                  (b) (i) Whenever Borrower desires to convert all or a portion of an outstanding Borrowing under the Syndicate Revolving Loans, which Borrowing consists of Base Rate Advances or Eurodollar Advances, into one or more Borrowings consisting of Eurodollar Advances, or to continue outstanding a Borrowing consisting of Eurodollar Advances for a new Interest Period, it shall give the Administrative Agent at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each such Borrowing to be converted into or continued as Eurodollar Advances. Such notice (a "Notice of Conversion/Continuation") shall be given prior to 11:00 A.M. (local time for the Administrative Agent) on the date specified at the Payment office of the Administrative Agent. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Advances to be converted or continued, the date of such conversion or continuation, whether the Advances are being converted into or continued as Eurodollar Advances and (in the case of Eurodollar Advances) the Interest Period applicable thereto. If, upon the expiration of any Interest Period in respect of any Borrowing, Borrower shall have failed to deliver the Notice of Conversion/ Continuation, Borrower shall be deemed to have elected to convert or continue such Borrowing to a Borrowing consisting of Base Rate Advances. No conversion of any Borrowing of Eurodollar Advances shall be permitted except on the last day of the Interest Period in respect thereof.

                      (ii) Whenever Borrower desires to convert all or a portion of an outstanding Borrowing under a Competitive Bid Revolving Loan into one or more Borrowings consisting of another Type, or to continue outstanding a Borrowing consisting of Libor Bid Loans for a new Interest Period, it may request that the Lenders provide quotes for Competitive Bid Rates in the same manner prescribed in Section 4.1(a)(ii) for funding.

So long as any Default or Event of Default shall have occurred and be continuing, no Borrowing may be converted into or continued as (upon expiration of the current Interest Period) Libor Bid Loans. No conversion of any Borrowing into Libor Bid Loans shall be permitted except on the last day of the Interest Period in respect thereof.

                  (c) Without in any way limiting Borrower's obligation to confirm in writing any telephonic notice, the Administrative Agent and the Lenders may act without liability upon the basis of telephonic notice reasonably believed by the Administrative Agent or the Lenders in good faith to be from Borrower prior to receipt of written confirmation.

                  (d) The Administrative Agent shall promptly give each Lender notice by telephone (confirmed in writing) or by telex, telecopy or facsimile transmission of the matters covered by the notices given to the Administrative Agent pursuant to this Section 4.1 with respect to the Revolving Credit Commitments.

         SECTION 4.2 DISBURSEMENT OF FUNDS.

                  (a) No later than 1:00 P.M. (local time for the Administrative Agent) on the date of each Borrowing with respect to Syndicate Revolving Loans or Line of Credit Loans (other than one resulting from a conversion or continuation pursuant to Section 4.1(b)(i)), each Lender will make available its Pro Rata Share of the amount of such Borrowing in immediately available funds at the Payment Office of the Administrative Agent. The Administrative Agent will make available to Borrower the aggregate of the amounts (if any) so made available by the Lenders to the Administrative Agent in a timely manner by crediting such amounts to Borrower's demand deposit account maintained with the Administrative Agent or, at Borrower's option, by effecting a wire transfer of such amounts to Borrower's account specified by the Borrower, by the close of business on such Business Day. In the event that the Lenders do not make such amounts available to the Administrative Agent by the time prescribed above, but such amount is received later that day, such amount may be credited to Borrower in the manner described in the preceding sentence on the next Business Day (with interest on such amount to begin accruing hereunder on such next Business Day).

                  (b) No later than 3:00 P.M. (local time for the Administrative Agent) on the date of each Borrowing with respect to the Competitive Bid Revolving Loans (other than one resulting from a conversion or continuation pursuant to Section 4.1(b)(ii)), each relevant Competitive Bid Lender will make available the amount of such Borrowing in immediately available funds at its Payment Office or the Payment Office of the Administrative Agent, as directed by the Borrower, on the date of such Borrowing. In the event the Borrower directs that the funds be made available at the Payment Office of the Administrative Agent, each relevant Competitive Bid Lender will make available the amount of such Borrowing in immediately available funds at the Payment Office of the Administrative Agent and the

         Administrative Agent will disburse the amount of such Borrowing as provided in Section 4.2(a) above.

                  (c) Unless the Administrative Agent shall have been notified by any Lender prior to the date of a Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of the Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date and the Administrative Agent may make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of such Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Rate. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify Borrower, and Borrower shall immediately pay such corresponding amount to the Administrative Agent together with interest at the rate specified for the Borrowing. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its Loans hereunder or to prejudice any rights which Borrower may have against any Lender as a result of any default by such Lender hereunder.

                  (d) All Borrowings consisting of Syndicate Revolving Loans shall be loaned by the Lenders on the basis of their Pro Rata Share of the Revolving Loan Commitments. All Borrowings consisting of Competitive Bid Revolving Loans shall be loaned by the Lenders whose quotes were accepted by the Borrower. No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fund its Loans hereunder.

         SECTION 4.3 INTEREST.

                  (a) Borrower agrees to pay interest in respect of all unpaid principal amounts of the Syndicate Revolving Loans and Line of Credit Loans from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at rates per annum (on the basis of a 365-day year for Base Rate Advances and on the basis of a 360-day year for Eurodollar Advances and Line of Credit Loans) equal to the applicable rates indicated below:

                           (i) For Base Rate Advances--the Base Rate
                  in effect from time to time;

                           (ii) For Eurodollar Advances--the
                  relevant Adjusted LIBO Rate plus the Applicable Margin; and

                           (iii) For Line of Credit Loans--the Federal Funds
                  Rate in effect from time to time plus such amount as the Borrower and SunTrust may mutually agree to from time to time not to exceed fifty basis points (i.e. 0.50%).

                  (b) Borrower agrees to pay interest in respect of all unpaid principal amounts of the Competitive Bid Revolving Loans made to Borrower from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at times and at rates per annum equal to the applicable times and rates agreed upon between Borrower and the respective Competitive Bid Lender.

                  (c) Overdue principal (whether by non-payment at scheduled due date, acceleration, notice of prepayment or otherwise) and, to the extent not prohibited by applicable law, overdue interest, in respect of the Revolving Loans and Line of Credit Loans, whether Syndicate Revolving Loans or Competitive Bid Revolving Loans, and all other overdue amounts owing hereunder, shall bear interest from each date that such amounts are overdue at the Default Rate.

                  (d) Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of any repayment thereof; PROVIDED that, if a Loan is repaid on the same day made, one day's interest shall be paid on such Loan. Interest on all outstanding Base Rate Advances and Federal Funds Rate Advances shall be payable quarterly in arrears on the last calendar day of each calendar quarter of Borrower in each year. Interest on all outstanding Eurodollar Advances shall be payable on the last day of each Interest Period applicable thereto, and, in the case of Eurodollar Advances having an Interest Period in excess three months, on each day which occurs every 3 months after the initial date of such Interest Period. Interest on all Loans shall be payable on any conversion of any Advances comprising such Loans into Advances of another Type, prepayment (on the amount prepaid), at maturity (whether by acceleration, notice of prepayment or otherwise) and, after maturity, on demand.

                  (e) The Administrative Agent, upon determining the Adjusted LIBO Rate for any Interest Period, shall promptly notify by telephone (confirmed in writing) or in writing Borrower and the Lenders. Any such determination shall, absent manifest error, be final, conclusive and binding for all purposes. A Competitive Bid Lender has no obligation to notify any other Lender of the interest rates charged to Borrower.

         SECTION 4.4 INTEREST PERIODS.

                  (a) In connection with the making or continuation of, or conversion into, each Borrowing of Syndicate Revolving Loans comprised of Eurodollar Advances, Borrower shall select an Interest Period to be applicable to such Eurodollar Advances, which Interest Period shall be either a 1, 2, 3 or 6 month period; PROVIDED THAT:

                           (i) The initial Interest Period for any Borrowing of
                  Eurodollar Advances shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing consisting of Advances of another Type) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

                           (ii) If any Interest Period would otherwise expire on
                  a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period in respect of Eurodollar Advances would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                           (iii) Any Interest Period in respect of Eurodollar
                  Advances which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall, subject to part (iv) below, expire on the last Business Day of such calendar month;

                           (iv) No Interest Period shall extend beyond the Final
                  Maturity Date.

                  (b) When it requests a Lender to make a quote for a Competitive Bid Revolving Loan, the Borrower shall specify to such Lender the Interest Period to be applicable to such Loan, which Interest Period shall be as agreed upon by the Borrower and such Lender; provided, however, that (i) no Interest Period shall extend beyond the Final Maturity Date and (ii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day.

         SECTION 4.5 FEES.

                  (a) FACILITY FEE. Borrower shall pay to the Administrative Agent, for the account of and distribution to each Lender, a Facility Fee computed at the rate of the Facility Fee Applicable Margin on the Revolving Loan Commitment and the Line of Credit Commitment of each Lender regardless of usage, such fee being payable quarterly in arrears on the last calendar day of each fiscal quarter of Borrower and on the Termination Date.

                  (b) REVOLVING TRADE LETTER OF CREDIT FEES.

                           (i) Upon each issuance of a Revolving Trade Letter of
                  Credit, the Borrower shall pay the Administrative Agent, for the account of each Lender (for monthly distribution to the Lenders by the Administrative Agent), a fee equal to 0.125% of such Lender's Pro Rata Share of the face amount of such Revolving Trade Letter of Credit, provided that the minimum fee with respect to each issuance shall be $50.

                           (ii) Upon the honoring of a draft drawn under a
                  Revolving Trade Letter of Credit, the Borrower shall pay to the Administrative Agent, for the account of each Lender, a fee equal to 0.125% of such Lender's Pro Rata Share of the amount of such drawing, PROVIDED that the minimum fee with respect to each drawing shall be $50.

                  (c) STANDBY LETTER OF CREDIT FEES. With respect to each Standby Letter of Credit, the Borrower shall pay the Administrative Agent for the account of each Lender, a nonrefundable fee equal to the Eurodollar Margin/Letter of Credit Fee Applicable Margin per annum on such Lender's Pro Rata Share of the undrawn face amount of such Letter of Credit. All fees due pursuant to this Section 4.5(c) shall be based on a year of 360 days and computed for the actual number of days elapsed, and shall be payable in advance on the date of such Letter of Credit for the period from the date of issuance to the first Business Day of each calendar quarter and thereafter on the first Business Day of each calendar quarter.

                  (d) LETTER OF CREDIT ADMINISTRATIVE FEES. In addition to the foregoing fees, the Borrower shall pay to the Administrative Agent, for the Administrative Agent's account, such other administrative fees as the Administrative Agent customarily charges in respect of letter of credit transactions together with all telecommunication fees and other expenses incurred by the Administrative Agent in connection with the issuance or honoring of any Letter of Credit issued for the Borrower's account.

                  (e) ANNUAL ADMINISTRATIVE FEE. Borrower shall pay to the Administrative Agent an annual administrative fee, in advance, in the respective amount and on the dates previously agreed in writing by Borrower with the Administrative Agent pursuant to the Commitment Letter.

                  (f) OTHER FEES. Borrower shall pay to the Agents any other fees as required by the Commitment Letter, as and when due.

         SECTION 4.6 VOLUNTARY PREPAYMENTS OF BORROWINGS.

                  (a) With the consent of the Lender, Borrower may prepay Competitive Bid Revolving Loans on such terms as are mutually agreed to by the Lender and the Borrower. Borrower may, at its option, prepay Borrowings consisting of Base Rate Advances at any time in whole, or from time to time in part, in amounts aggregating $1,000,000 or any greater integral multiple of $100,000, by paying the principal amount to be prepaid together with interest accrued and unpaid thereon to the date of prepayment. Those Borrowings consisting of Eurodollar Advances may be prepaid, at Borrower's option, in whole, or from time to time in part, in the respective minimum amounts and multiples set forth in
         Section 2.1(b) with respect to the Revolving Loan Commitments, by paying the principal amount to be prepaid, together with interest accrued and unpaid thereon to the date of prepayment, and all compensation payments pursuant to Section 4.12 if such prepayment is made on a date other than the last day of an Interest Period applicable thereto. Each such optional prepayment shall be applied in accordance with Section 4.6(c) below.

                  (b) Borrower shall give written notice (or telephonic notice confirmed in writing) to the

         Administrative Agent of any intended prepayment of the Revolving Loans or Line of Credit Loans prior to 12:00 noon (local time for the Administrative Agent) (i) not less than the same Business Day of any prepayment of Base Rate Advances, and (ii) not less than three Business Days prior to any prepayment of Eurodollar Advances. Borrower shall give written notice (or telephonic notice confirmed in writing) to the respective Competitive Bid Lender of any intended prepayment of the Competitive Bid Loans (i) not less than the same Business Day of any prepayment of Base Rate Advances, and (ii) not less than three Business Days prior to any prepayment of Eurodollar Advances. Such notice, once given, shall be irrevocable. Upon receipt of such notice of prepayment pursuant to the first sentence of this paragraph (b), the Administrative Agent shall promptly notify each Lender of the contents of such notice and of such Lender's share of such prepayment.

                  (c) Borrower, when providing notice of prepayment pursuant to
         Section 4.6(b) may designate the Types of Advances and the specific Borrowing or Borrowings which are to be prepaid, provided that (i) if any prepayment of Eurodollar Advances made pursuant to a single Borrowing of the Syndicate Revolving Loans shall reduce the outstanding Advances made pursuant to such Borrowing to an amount less than $1,000,000, such Borrowing shall immediately be converted into Base Rate Advances; and (ii) each prepayment made pursuant to a single Borrowing shall be applied pro rata among the Loans comprising such Borrowing, if such prepayment is not a prepayment of a Borrowing of Competitive Bid Revolving Loans. All voluntary prepayments shall be applied to the payment of any unpaid interest before application to principal.

         SECTION 4.7 PAYMENTS, ETC.

                  (a) (i) Except as otherwise specifically provided herein, all payments under this Agreement and the other Credit Documents, other than the payments specified in clause (ii) below, shall be made without defense, set-off or counterclaim to the Administrative Agent, not later than 12:00 noon (local time for the Administrative Agent) on the date when due and shall be made in Dollars in immediately available funds at the respective Payment Office.

                      (ii) Except as otherwise specifically provided herein, all payments under this Agreement with respect to the Competitive Bid Lenders shall be made without defense, set-off or counterclaim to the Administrative

         Agent or respective Competitive Bid Lender at its Payment Office not later than 12:00 noon (local time for the Administrative Agent or such Competitive Bid Lender, whichever is applicable) on the date when due and in immediately available funds, or, if the Borrower elects to make payment directly to the Competitive Bid Lender, at any other location of the Competitive Bid Lender as the Competitive Bid Lender may specify in writing to Borrower not later than Noon (local time for the Competitive Bid Lender) on the Business Day such payment is due.

                  (b) (i) All such payments shall be made free and clear of and without deduction or withholding for any Taxes in respect of this Agreement, the Notes or other Credit Documents, or any payments of principal, interest, fees or other amounts payable hereunder or thereunder (but excluding any Taxes imposed on the overall net income of any Lender pursuant to the laws of the jurisdiction in which the principal executive office or appropriate Lending Office of such Lender is located). If any such Taxes are so levied or imposed, Borrower agrees (A) to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every net payment of all amounts due hereunder and under the Notes and other Credit Documents, after withholding or deduction for or on account of any such Taxes (including additional sums payable under this Section 4.7), will not be less than the full amount provided for herein had no such deduction or withholding been required, (B) to make such withholding or deduction and (C) to pay the full amount deducted to the relevant authority in accordance with applicable law. Borrower will furnish to the Administrative Agent and each Lender, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, copies of tax receipts evidencing such payment by Borrower. Borrower will indemnify and hold harmless the Administrative Agent and each Lender and reimburse the Administrative Agent and each Lender upon written request for the amount of any Taxes so levied or imposed and paid by the Administrative Agent or Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or illegally asserted. A certificate as to the amount of such payment by such Lender or the Administrative Agent, absent manifest error, shall be final, conclusive and binding for all purposes.

                      (ii) Each Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of

         Columbia) agrees to furnish to Borrower and the Administrative Agent, prior to the time it becomes a Lender hereunder, two copies of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 or any successor forms thereto (wherein such Lender claims entitlement to complete exemption from or reduced rate of U.S. Federal withholding tax on interest paid by Borrower hereunder) and to provide to Borrower and the Administrative Agent a new Form 4224 or Form 1001 or any successor forms thereto if any previously delivered form is found to be incomplete or incorrect in any material respect or upon the obsolescence of any previously delivered form; PROVIDED, HOWEVER, that no Lender shall be required to furnish a form under this paragraph (ii) if it is not entitled to claim an exemption from or a reduced rate of withholding under applicable law. A Lender that is not entitled to claim an exemption from or a reduced rate of withholding under applicable law shall so inform Borrower in writing.

                  (c) Subject to Section 4.4(a)(ii), whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

                  (d) On other than Competitive Bid Revolving Loans, which shall be negotiated from time to time, all computations of interest and fees shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable (to the extent computed on the basis of days elapsed), except that interest on Base Rate Advances shall be computed on the basis of a year of 365 days for the actual number of days. Interest on Base Rate Advances shall be calculated based on the Base Rate from and including the date of such Loan to but excluding the date of the repayment or conversion thereof. Interest on Eurodollar Advances shall be calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Each determination by the Administrative Agent or the Competitive Bid Lender of an interest rate or fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.

                  (e) Payment by Borrower to the Administrative Agent in accordance with the terms of this Agreement shall, as to Borrower, constitute payment to the Lenders under this Agreement.

         SECTION 4.8 INTEREST RATE NOT ASCERTAINABLE, ETC. In the event that the Administrative Agent, in the case of the Adjusted LIBO Rate, shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) that on any date for determining the Adjusted LIBO Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the London interbank market or the Administrative Agent's position in such markets, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted LIBO Rate then, and in any such event, the Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to Borrower and to the Lenders of such determination and a summary of the basis for such determination. Until the Administrative Agent notifies Borrower that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make or permit portions of the Syndicate Revolving Loans to remain outstanding past the last day of the then current Interest Periods as Eurodollar Advances shall be suspended, and such affected Advances shall bear the same interest as Base Rate Advances.

         SECTION 4.9 ILLEGALITY.

                  (a) In the event that any Lender shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) at any time that the making or continuance of any Eurodollar Advance has become unlawful by compliance by such Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Lender shall give prompt notice (by telephone confirmed in writing) to Borrower and to the Administrative Agent of such determination and a summary of the basis for such determination (which notice the Administrative Agent shall promptly transmit to the other Lenders).

                  (b) Upon the giving of the notice to Borrower referred to in subsection (a) above, (i) Borrower's right to request from such Lender and such Lender's obligation to make Eurodollar Advances shall be immediately suspended, and such Lender shall make an Advance as part of the requested Borrowing of Eurodollar Advances as a Base Rate Advance, which Base Rate Advance shall, for all other purposes, be considered part of such Borrowing, and (ii) if the affected Eurodollar Advance or Advances are then outstanding, Borrower shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Administrative Agent and the affected Lender, convert each such Advance into an Advance or Advances of a different Type with an Interest Period ending on the date on which the Interest Period applicable to the affected Eurodollar Advances expires, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 4.9(b).

         SECTION 4.10 INCREASED COSTS.

                  (a) If, by reason of (x) after the date hereof, the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

                           (i) any Lender (or its applicable Lending Office)
                  shall be subject to any tax, duty or other charge with respect to its Eurodollar Advances or its obligation to make Eurodollar Advances, or the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Advances or its obligation to make Eurodollar Advances shall have changed (except for changes in the tax on the overall net income of such Lender or its applicable Lending Office imposed by the jurisdiction in which such Lender's principal executive office or applicable Lending Office is located); or

                           (ii) any reserve (including, without limitation, any
                  imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender's applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its Eurodollar Advances or its obligation to make Eurodollar Advances shall be imposed on any Lender or its applicable Lending Office or the London interbank market or the United States secondary certificate of deposit market;

and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Advances (except to the extent already included in the determination of the applicable Adjusted LIBO Rate for Eurodollar Advances), or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office, then Borrower shall from time to time (subject, in the case of certain Taxes, to the applicable provisions of Section 4.7(b)), upon written notice from and demand by such Lender on Borrower (with a copy of such notice and demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender within five Business Days after the date of such notice and demand, additional amounts sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower and the Administrative Agent by such Lender in good faith and accompanied by a statement prepared by such Lender describing in reasonable detail the basis for and calculation of such increased cost, shall, except for manifest error, be final, conclusive and binding for all purposes.

                  (b) If any Lender shall advise the Administrative Agent that at any time, because of the circumstances described in clause (x) or
         (y) in Section 4.10(a) or any other circumstances beyond such Lender's control arising after the date of this Agreement affecting such Lender or the London interbank market or such Lender's position in such market, the Adjusted LIBO Rate, as determined by the Administrative Agent, will not adequately and fairly reflect the cost to such Lender of funding its Eurodollar Advances, then, and in any such event:

                           (i) the Administrative Agent shall forthwith give
                  notice (by telephone confirmed in writing) to Borrower and to the other Lenders of such advice;

                           (ii) Borrower's right to request and such Lender's
                  obligation to make or permit portions of the Loans to remain outstanding past the last day of the then current Interest Periods as Eurodollar Advances shall be immediately suspended; and

                           (iii) such Lender shall make a Loan as part of the
                  requested Borrowing of Eurodollar Advances as a Base Rate Advance, which such Base Rate Advance shall, for all other purposes, be considered part of such Borrowing.

         SECTION 4.11 LENDING OFFICES.

                  (a) Each Lender agrees that, if requested by Borrower, it will use reasonable efforts (subject to overall policy considerations of such Lender) to designate an alternate Lending Office with respect to any of its Eurodollar Advances affected by the matters or circumstances described in Section 4.7(b), 4.8, 4.9 or 4.10 to reduce the liability of Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender, which determination if made in good faith, shall be conclusive and binding on all parties hereto. Nothing in this Section 4.11 shall affect or postpone any of the obligations of Borrower or any right of any Lender provided hereunder.

                  (b) If any Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) issues a public announcement with respect to the closing of its lending offices in the United States such that any withholdings or deductions and additional payments with respect to Taxes may be required to be made by Borrower thereafter pursuant to Section 4.7(b), such Lender shall use reasonable efforts to furnish Borrower notice thereof as soon as practicable thereafter; provided, however, that no delay or failure to furnish such notice shall in any event release or discharge Borrower from its obligations to such Lender pursuant to Section 4.7(b) or otherwise result in any liability of such Lender.

         SECTION 4.12 FUNDING LOSSES. Borrower shall compensate each Lender, upon its written request to Borrower (which request shall set forth the basis for requesting such amounts in reasonable detail and which request shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Advances, in either case to the extent not recovered by such Lender in connection with the reemployment of such funds and including loss of anticipated profits), which the Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of, or conversion to or continuation of, Eurodollar Advances to Borrower does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn), (ii) if any repayment (including mandatory prepayments and any conversions pursuant to Section 4.9(b)) of any Eurodollar Advances to Borrower occurs on a date which is not the last day of an Interest Period applicable thereto, or (iii), if, for any reason, Borrower defaults in its obligation to repay its Eurodollar Advances when required by the terms of this Agreement.

         SECTION 4.13 ASSUMPTIONS CONCERNING FUNDING OF EURODOLLAR ADVANCES. Calculation of all amounts payable to a Lender under this Article IV shall be made as though that Lender had actually funded its relevant Eurodollar Advances through the purchase of deposits in the relevant market bearing interest at the rate applicable to such Eurodollar Advances in an amount equal to the amount of the Eurodollar Advances and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar Advances from an offshore office of that Lender to a domestic office of that Lender in the United States of America; PROVIDED HOWEVER, that each Lender may fund each of its Eurodollar Advances in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article IV.

         SECTION 4.14 APPORTIONMENT OF PAYMENTS. Aggregate principal and interest payments in respect of Loans and payments in respect of facility fees and letter of credit fees shall be apportioned among all outstanding Commitments and Loans to which such payments relate, proportionately to the Lenders' respective pro rata portions of such Commitments and outstanding Loans. The Administrative Agent shall promptly distribute to each Lender at its payment office set forth beside its name on the appropriate signature page hereof or such other address as any Lender may request its share of all such payments received by the Administrative Agent.

         SECTION 4.15 SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment or reduction (including, without limitation, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy
Code) of the Obligations (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its pro rata portion of payments or reductions on account of such Obligations obtained by all the Lenders, such Lender shall forthwith (i) notify each of the other Lenders and Administrative Agent of such receipt and (ii) purchase from the other Lenders such participations in the affected Obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest unless the Lender obligated to return such funds is required to pay interest on such funds. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this
Section 4.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

         SECTION 4.16 CAPITAL ADEQUACY. Without limiting any other provision of this Agreement, in the event that any Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy not currently in effect or fully applicable as of the Closing Date, or any change therein or in the interpretation or application thereof after the Closing Date, or compliance by such Lender with any request or directive regarding capital adequacy not currently in effect or fully applicable as of the Closing Date (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from a central bank or governmental authority or body having jurisdiction, does or shall have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such law, treaty, rule, regulation, guideline or order, or such change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then within ten (10) Business Days after written notice and demand by such Lender (with copies thereof to the Administrative Agent), Borrower shall from time to time pay to such Lender additional amounts sufficient to compensate such Lender for such reduction (but, without duplication of any amounts already recovered by such Lender by reason of an adjustment in the applicable Base Rate or Adjusted LIBO Rate). Each certificate as to the amount payable under this
Section 4.16 (which certificate shall set forth the basis for requesting such amounts in reasonable detail), submitted to Borrower by any Lender in good faith, shall, absent manifest error, be final, conclusive and binding for all purposes.

         SECTION 4.17 BENEFITS TO GUARANTORS. In consideration for the execution and delivery by the Guarantors of their Guaranty Agreements, Borrower agrees to make the benefit of extensions of credit hereunder available to the Guarantors.

         SECTION 4.18 LIMITATION ON CERTAIN PAYMENT OBLIGATIONS.

                  (a) Each Lender or Administrative Agent shall make written demand on Borrower for indemnification or compensation pursuant to
         Section 4.7 no later than 120 days after the earlier of (i) the date on which such



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



         Lender or Administrative Agent makes payment of such Taxes and (ii) the date on which the relevant taxing authority or other governmental authority makes written demand upon such Lender or Administrative Agent for payment of such Taxes.

                  (b) Each Lender or Administrative Agent shall make written demand on Borrower for indemnification or compensation pursuant to
         Section 4.10 or 4.12 no later than 120 days after the event giving rise to the claim for indemnification or compensation occurs.

                  (c) Each Lender or Administrative Agent shall make written demand on Borrower for indemnification or compensation pursuant to
         Section 4.9 or 4.16 no later than 120 days after such Lender or Administrative Agent receives actual notice or obtains actual knowledge of the promulgation of a law, rule, order or interpretation or occurrence of another event giving rise to a claim pursuant to such sections.

                  (d) In the event that the Lenders or Administrative Agent fail to give Borrower notice within the time limitations prescribed in (a) or (b) above, Borrower shall not have any obligation to pay such claim for compensation or indemnification. In the event that the Lender or Administrative Agent fail to give Borrower notice within the time limitation prescribed in (c) above, Borrower shall not have any obligation to pay any amount with respect to claims accruing prior to the one hundred and twentieth (120th) day preceding such written demand.

         SECTION 4.19 RETURN OF PAYMENTS. If the Administrative Agent shall be required by any court, trustee or debtor-in-possession or other Person to return any amount previously received by it in respect of the Obligations under this Agreement, upon receipt of notice from it, each Lender that received all or a portion thereof shall immediately pay over to it, such Lender's pro rata share of the amount to be returned.

                                    ARTICLE V

                       CONDITIONS TO EXTENSIONS OF CREDIT

         The obligations of each Lender to make Advances to Borrower hereunder and of the Administrative Agent to issue Letters of Credit hereunder is subject to the satisfaction of the following conditions:

         SECTION 5.1 CONDITIONS PRECEDENT TO EXTENSION OF CREDIT. At the Closing Date, all obligations of Borrower hereunder incurred prior to the Closing Date (including, without limitation, Borrower's obligations to reimburse the reasonable fees and expenses of counsel to the Administrative Agent and any fees and expenses payable to the Administrative Agent and the Lenders as previously agreed with Borrower), shall have been paid in full, and the Administrative Agent shall have received the following, in form and substance reasonably satisfactory in all respects to the Administrative Agent:

                  (a) the duly executed counterparts of this Agreement;

                  (b) the duly completed Revolving Notes evidencing the Revolving Loan Commitments and the duly executed Line of Credit Note evidencing the Line of Credit Commitment;

                  (c) the Guaranty Agreements;

                  (d) certificate of Borrower in substantially the form of EXHIBIT E attached hereto and appropriately completed;

                  (e) certificates of the Secretary or Assistant Secretary of each of the Credit Parties, attaching and certifying copies of the resolutions of the boards of directors of the Credit Parties, authorizing as applicable the execution, delivery and performance of the Credit Documents;

                  (f) certificates of the Secretary or an Assistant Secretary of each of the Credit Parties, certifying (i) the name, title and true signature of each officer of such entities executing the Credit Documents, and (ii) the bylaws or comparable governing documents of such entities;

                  (g) certified copies of the certificate or articles of incorporation of each Credit Party, certified by the Secretary of State or the Secretary or Assistant Secretary of such Credit Party, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of incorporation or organization of such Credit Party;

                  (h) copies of all documents and instruments, including all consents, authorizations and filings, required or advisable under any Requirement of Law or by any material Contractual Obligation of the Credit Parties, in connection with the execution, delivery,



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



         performance, validity and enforceability of the Credit Documents and the other documents to be executed and delivered hereunder, and such consents, authorizations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

                  (i) certified copies of the Intercompany Loan Documents, to the extent that they exist;

                  (j) acknowledgment from CSC, The United States Corporation Company as to its appointment as agent for service of process for the various Credit Parties;

                  (k) agreement by the lenders of the Refinanced Indebtedness to accept payment in full of all obligations outstanding under the Refinanced Indebtedness and termination of all credit facilities relating thereto and to release all Liens securing such obligations, and the establishment of escrow or other arrangements for such repayment and release of Liens acceptable to the Administrative Agent and the Lenders;

                  (l) certified copies of indentures, credit agreements, leases, capital leases, instruments, and other documents evidencing or securing Indebtedness of any Consolidated Company, described on SCHEDULE 6.13(a), in any single case in an amount not less than $25,000,000;

                  (m) certificates, reports and other information as the Administrative Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any liabilities or obligations which could reasonably be expected to have a Materially Adverse Effect arising from matters relating to employees of the Consolidated Companies, including employee relations, collective bargaining agreements, and Plans;

                  (n) certificates, reports, environmental audits and investigations, and other information as the Administrative Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations under Environmental Laws which could reasonably be expected to have a Materially Adverse Effect;

                  (o) certificates, reports and other information as the Administrative Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any liabilities or obligations which could reasonably be expected to have a Materially Adverse Effect arising from litigation (including without



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



         limitation, products liability and patent infringement claims) pending or threatened against the Consolidated Companies;

                  (p) a summary, set forth in format and detail reasonably acceptable to the Administrative Agent, of the types and amounts of insurance (property and liability) maintained by the Consolidated Companies;

                  (q) the favorable opinion of independent counsel to the Credit Parties acceptable to the Administrative Agent, addressed to, and in form and substance satisfactory to, the Administrative Agent and each of the Lenders;

                  (r) financial statements of Borrower and its Subsidiaries, on a consolidated basis, for the most recently completed fiscal year for which audited annual financial statements are available; and

                  (s) all material documentation in conjunction with the Convertible Subordinated Debt, the subordination provisions of which shall, in all respects, be satisfactory to the Administrative Agent and the Required Lenders.

In addition to the foregoing, the following conditions shall have been satisfied or shall exist, all to the satisfaction of the Administrative Agent, as of the time the initial Extensions of Credit are made hereunder:

                  (t) payment in full and termination of all outstanding senior indebtedness of the Borrower and its Material Subsidiaries and the release of any liens securing the same; provided, however, the following indebtedness may remain outstanding: (i) all Capitalized Lease Obligations described on SCHEDULE 6.7; (ii) installment notes and other Indebtedness described on SCHEDULE 6.13(a); and (iii) the Intercompany Loans described on SCHEDULE 6.22;

                  (u) the Extensions of Credit to be made and the use of proceeds thereof shall not contravene, violate or conflict with, or involve the Administrative Agent or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority;

                  (v) all corporate proceedings and all other legal matters in connection with the authorization, legality, validity and enforceability of the Credit Documents shall be reasonably satisfactory in form and substance to the Required Lenders; and

                  (w) the status of all pending and threatened litigation (including products liability and patent claims) described on SCHEDULE 6.5, including a description of any damages sought and the claims constituting the basis therefor, shall have been reported in writing to the Administrative Agent, the Administrative Agent shall have reported such matters to the Lenders, and the Lenders shall be satisfied with such status.

         SECTION 5.2 CONDITIONS TO ALL EXTENSIONS OF CREDIT. At the time of the making of all Extensions of Credit (before as well as after giving effect to such Loans and to the proposed use of the proceeds thereof), the following conditions shall have been satisfied or shall exist:

                  (a) there shall exist no Default or Event of Default;

                  (b) all representations and warranties by Borrower contained herein shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Extensions of Credit;

                  (c) since the date of the most recent financial statements of the Consolidated Companies described in Section 6.3, there shall have been no change which has had or could reasonably be expected to have a Materially Adverse Effect.

                  (d) there shall be no action or proceeding instituted or pending before any court or other governmental authority or, to the knowledge of Borrower, threatened (i) which reasonably could be expected to have a Materially Adverse Effect, or (ii) seeking to prohibit or restrict one or more Credit Party's ownership or operation of any portion of its business or assets, or to compel one or more Credit Party to dispose of or hold separate all or any portion of its businesses or assets, where such portion or portions of such business(es) or assets, as the case may be, constitute a material portion of the total businesses or assets of the Consolidated Companies;

                  (e) the Extensions of Credit to be made and the use of proceeds thereof shall not contravene, violate or conflict with, or involve the Administrative Agent or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority applicable to Borrower; and

                  (f) the Administrative Agent shall have received such other documents or legal opinions as the Administrative Agent or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

Each request for an Extension of Credit and the acceptance by Borrower of the proceeds thereof shall constitute a representation and warranty by Borrower, as of the date of such Extension of Credit, that the applicable conditions specified in Sections 5.1 and 5.2 have been satisfied without any further action by the Borrower.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         Borrower represents, warrants and covenants to Lenders that:

         SECTION 6.1 ORGANIZATION AND QUALIFICATION. Borrower is a corporation duly organized and existing in good standing under the laws of the State of Delaware. Each Subsidiary of Borrower is a corporation duly organized and existing under the laws of the jurisdiction of its incorporation. Borrower and each of its Material Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction in which the character of their properties or the nature of their business makes such qualification necessary, except for such jurisdictions in which a failure to qualify to do business would not have a Materially Adverse Effect. Borrower and each of its Material Subsidiaries have the corporate power to own their respective properties and to carry on their respective businesses as now being conducted. The jurisdiction of incorporation or organization, and the ownership of all issued and outstanding capital stock, for each Material Subsidiary as of the date of this Agreement is accurately described on SCHEDULE 6.1. SCHEDULE 6.1 also designates the Material Subsidiaries as of the Closing Date.

         SECTION 6.2 CORPORATE AUTHORITY. The execution and delivery by Borrower and the Guarantors of and the performance by Borrower and Guarantors of their obligations under the Credit Documents have been duly authorized by all requisite corporate action and all requisite shareholder action, if any, on the part of Borrower and the Guarantors and do not and will not (i) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the organizational papers or bylaws of Borrower or the Guarantors, or any indenture, agreement or other instrument to which Borrower or the Guarantors are a party or by which Borrower or the Guarantors or any of their properties is bound, or (ii) be in conflict with, result in a



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



breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

         SECTION 6.3 FINANCIAL STATEMENTS. Borrower has furnished Lenders with the following financial statements, identified by the Chief Financial Officer of
Borrower: consolidated balance sheets and consolidated statements of income, stockholders' equity and cash flow of Borrower for the fiscal years ended on the last Saturday in December, 1996 certified by Deloitte & Touche, and quarterly, publicly filed financial statements for the periods ended March 31, 1997, June 30, 1997, and September 30, 1997. Such financial statements (including any related schedules and notes) are true and correct in all material respects, have been prepared in accordance with GAAP consistently applied throughout the period or periods in question and show, in the case of audited statements, all liabilities, direct or contingent, of Borrower and its Subsidiaries, required to be shown in accordance with GAAP consistently applied throughout the period or periods in question and fairly present the consolidated financial position and the consolidated results of operations of Borrower and its Subsidiaries for the periods indicated therein. There has been no material adverse change in the business, condition or operations, financial or otherwise, of Borrower and its Consolidated Subsidiaries since the date of such financial statements.

         SECTION 6.4 TAX RETURNS. Except as set forth on SCHEDULE 6.4, each of Borrower and its Material Subsidiaries has filed all federal, state and other income tax returns which, to the best knowledge of the executive officers of Borrower and its Material Subsidiaries, are required to be filed, and each has paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due or except such as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP.

         SECTION 6.5 ACTIONS PENDING. Except as disclosed on SCHEDULE 6.5 hereto, there is no action, suit, investigation or proceeding pending or, to the knowledge of any Executive Officer of Borrower, threatened against or affecting Borrower or any of its Material Subsidiaries or any of their properties or rights, by or before any court, arbitrator or administrative or governmental body, which might result in any Materially Adverse Effect.

         SECTION 6.6 REPRESENTATIONS; NO DEFAULTS. At the time of each Extension of Credit there shall exist no Default or Event of Default, and each Extension of Credit shall be deemed a renewal by Borrower of the representations and warranties contained in this Agreement, except to the extent that such representations and warranties specifically relate to and are limited to an earlier date, and an affirmative statement by Borrower that such



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



representations and warranties are true and correct in all material respects on and as of such time with the same effect as though such representations and warranties had been made on and as of such time.

         SECTION 6.7 TITLE TO PROPERTIES; CAPITALIZED LEASES. Each of Borrower and its Material Subsidiaries has (i) good and marketable fee simple title to its respective real properties (other than real properties which it leases from others), including such real properties reflected in the consolidated balance sheet of Borrower and its Material Subsidiaries as of December 28, 1996 hereinabove described (other than real properties disposed of in the ordinary course of business), subject to no Lien of any kind which could reasonably be expected to have a Materially Adverse Effect and except Liens permitted by
Section 8.1 and (ii) good title to all of its other respective properties and assets (other than properties and assets which it leases from others), including the other properties and assets reflected in the consolidated balance sheet of Borrower and its Subsidiaries at December 28, 1996 hereinabove described (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind which could reasonably be expected to have a Materially Adverse Effect and except Liens permitted by Section 8.1. Each of Borrower and its Material Subsidiaries enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the operation of its respective properties and assets, none of which contains any unusual or burdensome provisions which could reasonably be expected to have a Materially Adverse Effect, and all such leases are valid and subsisting and in full force and effect. There are no Capitalized Lease Obligations except as disclosed on
SCHEDULE 6.7 hereto.

         SECTION 6.8 ENFORCEABILITY OF AGREEMENT. This Agreement is the legal, valid and binding agreement of Borrower enforceable against Borrower in accordance with its terms, and the Notes, and all other Credit Documents, when executed and delivered, will be similarly legal, valid, binding and enforceable, except as the enforceability of the Notes and other Credit Documents may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditor's rights and remedies in general and by general principles of equity, whether considered in a proceeding at law or in equity.



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



         SECTION 6.9 CONSENT. No consent, permission, authorization, order or license of or filing with any governmental authority or Person which has not been obtained or made is necessary in connection with the execution, delivery, performance or enforcement of the Credit Documents by the Credit Parties, or in order to constitute the indebtedness to be incurred hereunder and under the Notes and the other Credit Documents as "Senior Debt" or any similar term defined within each of the Subordinated Debt documents.

         SECTION 6.10 USE OF PROCEEDS; FEDERAL RESERVE REGULATIONS. The proceeds of the Notes will be used solely for the purposes specified in Section 2.1(c) and 3.1(c) and none of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin security" or "margin stock" or for the purpose of reducing or retiring any indebtedness that originally was incurred to purchase or carry a "margin security" or "margin stock" or for any other purpose that might constitute this transaction a "purpose credit" within the meaning of the regulations of the Board of Governors of the Federal Reserve System.

         SECTION 6.11 ERISA.

                  (a) IDENTIFICATION OF CERTAIN PLANS. SCHEDULE 6.11 hereto sets forth all Plans of Borrower and its Subsidiaries;

                  (b) COMPLIANCE. Each Plan is being maintained, by its terms and in operation, in accordance with all applicable laws, except such noncompliance (when taken as a whole) that will not have a Materially Adverse Effect on the Borrower and its Subsidiaries taken as a whole, or upon their financial condition, assets, business, operations, liabilities or prospects;

                  (c) LIABILITIES. Neither the Borrower nor any Subsidiary is currently or will become subject to any liability (including withdrawal liability), tax or penalty whatsoever to any person whomsoever with respect to any Plan including, but not limited to, any tax, penalty or liability arising under Title I or Title IV of ERISA or Chapter 43 of the Code, except such liabilities (when taken as a whole) as will not have a Materially Adverse Effect on the Borrower and its Subsidiaries taken as a whole, or upon their financial condition, assets, business, operations, liabilities or prospects; and

                  (d) FUNDING. The Borrower and each ERISA Affiliate has made full and timely payment of all amounts (i) required to be contributed under the terms of each

         Plan and applicable law and (ii) required to be paid as expenses of each Plan, except where such non-payment would not have a Material Adverse Effect. No Plan has an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA) except as disclosed on
         SCHEDULE 6.11. No Plan is subject to a waiver or extension of the minimum funding requirements under ERISA or the Code, and no request for such waiver or extension is pending.

         SECTION 6.12 SUBSIDIARIES. All the outstanding shares of stock of each Consolidated Subsidiary have been validly issued and are fully paid and nonassessable and all such outstanding shares, except as noted on such SCHEDULE 6.1, are owned by Borrower or a Wholly Owned Subsidiary of Borrower free of any Lien or claim.

         Each Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation with the power and authority (corporate and other) to carry on its business as it is now conducted and (ii) is qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required under applicable law, except for such jurisdictions in which a failure to qualify to do business would not have a Materially Adverse Effect.

         SECTION 6.13 OUTSTANDING DEBT.

                  (a) Except for the Refinanced Indebtedness to be repaid and terminated on the Closing Date and the Intercompany Loans set forth on
         SCHEDULE 6.22, and except as set forth on SCHEDULE 6.13(a) as of the Closing Date and after giving effect to the transactions contemplated by this Agreement, neither Borrower nor any of its Subsidiaries has outstanding any Indebtedness.

                  (b) There exists no event of default under the provisions of any instrument evidencing such Indebtedness or of any agreement relating thereto except as noted on SCHEDULE 6.13(b).

         SECTION 6.14 CONFLICTING AGREEMENTS. Neither Borrower nor any of its Consolidated Subsidiaries is a party to any contract or agreement or subject to any charter, bylaw or other corporate restriction which would reasonably be expected to have a Materially Adverse Effect. Assuming the consummation of the transactions contemplated by this Agreement, neither the execution or delivery of this Agreement or the Credit Documents, nor fulfillment of or compliance with the terms and provisions hereof and thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries pursuant to, the charter or By-Laws of Borrower or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which Borrower or any of its Subsidiaries is subject, and neither Borrower nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of Borrower or any of its Subsidiaries, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the type to be evidenced by the Notes or contains dividend or redemption limitations on Common Stock of Borrower, except for this Agreement, Borrower's Certificate of Incorporation and those matters listed on SCHEDULE 6.14 attached hereto.

         SECTION 6.15 ENVIRONMENTAL MATTERS.

         (a) Except as set forth on SCHEDULE 6.15(a), each of the Borrower and its Subsidiaries has complied in all material respects (except for instances of noncompliance that have been resolved prior to the Closing Date) with all applicable Environmental Laws, including without limitation, compliance with permits, licenses, standards, schedules and timetables issued pursuant to Environmental Laws, and is not in violation of, and does not presently have outstanding any liability under, has not been notified that it is or may be liable under and does not have knowledge of any liability or potential liability under any applicable Environmental Law, including without limitation, the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"), the Federal Water Pollution Control Act, as amended ("FWPCA"), the Federal Clean Air Act, as amended ("FCAA"), and the Toxic Substance Control Act ("TSCA"), which violation, liability or potential liability could reasonably be expected to have a Materially Adverse Effect.

         (b) Except as set forth on SCHEDULE 6.15(b), neither the Borrower nor any of its Subsidiaries has received a written request for information under CERCLA or any analogous state law, or written notice that any such entity has been identified as a potential responsible party under CERCLA, or any analogous state law, nor has any such entity received any written notification that any Hazardous Substance that it or any of its respective predecessors in interest has generated, stored, treated, handled, transported, or disposed of, has been released or is threatened to be released at any site at which any Person intends to conduct or is conducting a remedial investigation or other action pursuant to any applicable Environmental Law, or any other Environmental Laws.

         (c) Except as set forth on SCHEDULE 6.15(c), each of the Borrower and its Subsidiaries has obtained all permits, licenses or other authorizations which are material for the conduct of their respective operations under all applicable Environmental Laws and with respect to which each such authorization is in full force and effect.

         (d) Except as set forth in SCHEDULE 6.15(d), each of Borrower and its Subsidiaries complies in all material respects with all laws and regulations relating to equal employment opportunity and employee safety in all jurisdictions in which it is presently doing business.

         SECTION 6.16 POSSESSION OF FRANCHISES, LICENSES, ETC. Each of Borrower and its Material Subsidiaries possesses all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, free from burdensome restrictions, that are necessary in any material respect for the ownership, maintenance and operation of its properties and assets, and neither Borrower nor any of its Subsidiaries is in violation of any thereof in any material respect.

         SECTION 6.17 PATENTS, ETC. Except as set forth on SCHEDULE 6.17, each of Borrower and its Material Subsidiaries owns or has the right to use all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, which are necessary for the operation of its business as presently conducted. To the knowledge of any Executive Officer (i) no product, process, method, substance, part or other material presently contemplated to be sold by or employed by Borrower or any of its Material Subsidiaries in connection with its business may infringe any patent, trademark, service mark, trade name, copyright, license or other right owned by any other Person, (ii) there are no pending or threatened claim or litigation against or affecting Borrower or any of its Subsidiaries contesting its right to sell or use any such product, process, method, substance, part or other material or (iii) there is no, or there is no pending or proposed, patent, invention, device, application or principle or any statute, law, rule, regulation, standard or code which would prevent, inhibit or render obsolete the production or sale of any products of, or substantially reduce the projected revenues of, or otherwise Materially Adversely Effect the Borrower or any of its Material Subsidiaries.

         SECTION 6.18 GOVERNMENTAL CONSENT. Neither the nature of Borrower or any of its Subsidiaries nor any of their respective businesses or properties, nor any relationship between Borrower and any other Person, nor any circumstance in connection with the execution and delivery of the Credit Documents and the consummation of the transactions contemplated thereby is such as to require on behalf of Borrower or any of its Material Subsidiaries any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body in connection with the execution and delivery of this Agreement and the Credit Documents.

         SECTION 6.19 DISCLOSURE. Neither this Agreement nor the Credit Documents nor any other document, certificate or written statement furnished to Lenders by or on behalf of Borrower in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact peculiar to Borrower which materially adversely affects or in the future may (so far as Borrower can now foresee) materially adversely affect the business, property or assets, financial condition of Borrower which has not been set forth in this Agreement or in the Credit Documents, certificates and written statements furnished to Lenders by or on behalf of Borrower prior to the date hereof in connection with the transactions contemplated hereby.

         SECTION 6.20 INSURANCE COVERAGE. Each property of Borrower or any of its Subsidiaries is insured within terms reasonably acceptable to Lenders for the benefit of Borrower or a Subsidiary of Borrower in amounts deemed adequate by Borrower's management and no less than those amounts customary in the industry in which Borrower and its Subsidiaries operate against risks usually insured against by Persons operating businesses similar to those of Borrower or its Subsidiaries in the localities where such properties are located.

         SECTION 6.21 LABOR MATTERS. Except as set forth on SCHEDULE 6.21, the Borrower and the Borrower's Subsidiaries have experienced no strikes, labor disputes, slow downs or work stoppages due to labor disagreements which have had, or would reasonably be expected to have, a Materially Adverse Effect, and, to the best knowledge of Borrower's Executive Officers, there are no such strikes, disputes, slow downs or work stoppages threatened against Borrower or any of Borrower's Subsidiaries. The hours worked and payment made to employees of the Borrower and Borrower's Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters which could reasonably be expected to have a Materially Adverse Effect. All payments due from the Borrower and Borrower's Subsidiaries, or for which any claim may be made against the Consolidated Companies, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as liabilities on the books of the Borrower and Borrower's



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Subsidiaries where the failure to pay or accrue such liabilities would reasonably be expected to have a Materially Adverse Effect.

         SECTION 6.22 INTERCOMPANY LOANS; DIVIDENDS. The Intercompany Loans and the Intercompany Loan Documents, to the extent that they exist, have been duly authorized and approved by all necessary corporate and shareholder action on the part of the parties thereto, and constitute the legal, valid and binding obligations of the parties thereto, enforceable against each of them in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally, and by general principles of equity. There are no restrictions on the power of any Consolidated Company to repay any Intercompany Loan or to pay dividends on capital stock. Intercompany Loans as of the Closing date are described in SCHEDULE 6.22.

         SECTION 6.23 SECURITIES ACTS. Neither Borrower nor any of its Subsidiaries nor any agent engaged to act on their behalf has, directly or indirectly, taken or will take any action which would subject the issuance of the Notes to the provisions of Section 5 of the Securities Act of 1933, as amended, or to the provisions of any securities or Blue Sky Law of any applicable jurisdiction.

         SECTION 6.24 INVESTMENT COMPANY ACT; HOLDING COMPANY. Neither Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940 or is a "holding company," or a subsidiary or affiliate of a "holding company," or a "public utility," within the meaning of the Public Utility Holding Company Act of 1935, as amended or a "public utility" within the meaning of the Federal Power Act, as amended.

         SECTION 6.25 REGULATION G, ETC. Neither Borrower nor any of its Subsidiaries nor any agent acting on their behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation G, T, or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, and each case in effect now or as the same may hereafter be in effect.

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

         Borrower covenants and agrees that so long as it may borrow under this Agreement or so long as any Obligations remain outstanding that it will:



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         SECTION 7.1 CORPORATE EXISTENCE, ETC. Preserve and maintain, and cause each of its Material Subsidiaries to preserve and maintain, its corporate existence, its material rights, franchises, and licenses, and its material patents and copyrights (for the scheduled duration thereof), trademarks, trade names, and service marks, necessary or desirable in the normal conduct of its business, and its qualification to do business as a foreign corporation in all jurisdictions where it conducts business or other activities making such qualification necessary, where the failure to do so would reasonably be expected to have a Materially Adverse Effect.

         SECTION 7.2 COMPLIANCE WITH LAWS, ETC. Comply, and cause each of its Subsidiaries to comply with all Requirements of Law (including, without limitation, the Environmental Laws, subject to the exception set forth in
Section 7.7(f) where the penalties, claims, fines, and other liabilities resulting from noncompliance with such Environmental Laws do not involve amounts in excess of five percent (5%) of Borrower's Consolidated Net Worth in the aggregate) and Contractual Obligations applicable to or binding on any of them where the failure to comply with such Requirements of Law and Contractual Obligations would reasonably be expected to have a Materially Adverse Effect.

         SECTION 7.3 PAYMENT OF TAXES AND CLAIMS, ETC. Pay, and cause each of its Subsidiaries to pay, (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services), which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and adequate reserves are maintained with respect thereto.

         SECTION 7.4 KEEPING OF BOOKS. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, containing complete and accurate entries of all their respective financial and business transactions.

         SECTION 7.5 VISITATION, INSPECTION, ETC. Permit, and cause each of its Material Subsidiaries to permit, any representative of the Administrative Agent or any Lender to visit and inspect any of its property, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers, all during normal business hours and as often as the Administrative Agent or such Lender may reasonably request after reasonable prior notice to Borrower; provided, however, that at any time following the occurrence and during the continuance of a Default or an Event of Default, no prior notice to Borrower shall be required and further, provided, that in the event any documents and records are subject to any



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contractual confidentiality requirements with any Person, the right to make copies or extracts therefrom shall be subject to the prior written consent of the Borrower, which consent will not be unreasonably withheld.

         SECTION 7.6 INSURANCE; MAINTENANCE OF PROPERTIES.

                  (a) Maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts, including such self-insurance and deductible provisions, as is customary for such companies under similar circumstances; provided, however, that in any event Borrower shall use its best efforts to maintain, or cause to be maintained, insurance in amounts and with coverages not materially less favorable to any Consolidated Company as in effect on the date of this Agreement, except where the costs of maintaining such insurance would, in the judgment of both Borrower and the Administrative Agent, be excessive.

                  (b) Cause, and cause each of the Consolidated Companies to cause, all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, settlements and improvements thereof, all as in the judgment of Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent Borrower from discontinuing the operation or maintenance of any such properties if such discontinuance is, in the judgment of Borrower, desirable in the conduct of its business or the business of any Consolidated Company.

         SECTION 7.7 REPORTING COVENANTS. Furnish to each Lender:

                  (a) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within 90 days after the end of each fiscal year of Borrower, balance sheets of the Consolidated Companies as at the end of such year, presented on a consolidated basis, and the related statements of income, shareholders' equity, and cash flows of the Consolidated Companies for such fiscal year, presented on a consolidated basis, setting forth in each



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         case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of Deloitte & Touche or other independent public accountants of comparable recognized national standing, which such report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly in all material respects the financial condition as at the end of such fiscal year on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies for such fiscal year in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                  (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within 45 days after the end of each fiscal quarter of Borrower (other than the fourth fiscal quarter), balance sheets of the Consolidated Companies as at the end of such quarter presented on a consolidated basis and the related statements of income, shareholders' equity, and cash flows of the Consolidated Companies for such fiscal quarter and for the portion of Borrower's fiscal year ended at the end of such quarter, presented on a consolidated basis setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Borrower's previous fiscal year, all in reasonable detail and certified by the chief financial officer or principal accounting officer of Borrower that such financial statements fairly present in all material respects the financial condition of the Consolidated Companies as at the end of such fiscal quarter on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies for such fiscal quarter and such portion of Borrower's fiscal year, in accordance with GAAP consistently applied (subject to normal year end audit adjustments and the absence of certain footnotes);

                  (c) NO DEFAULT/COMPLIANCE CERTIFICATE. Together with the financial statements required pursuant to subsections (a) and (b) above, a certificate of the president, chief financial officer or principal accounting officer of Borrower (i) to the effect that, based upon a review of the activities of the Consolidated Companies and such financial statements during the period covered thereby, there exists no Event of Default and no Default under this Agreement, or if there exists an Event of Default or a Default hereunder, specifying the nature thereof and the proposed response thereto, and



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         (ii) demonstrating in reasonable detail compliance as at the end of such fiscal year or such fiscal quarter with Section 7.8 and Sections
         8.1 through 8.3;

                  (d) NOTICE OF DEFAULT. Promptly after any Executive Officer of Borrower has notice or knowledge of the occurrence of an Event of Default or a Default, a certificate of the chief financial officer or principal accounting officer of Borrower specifying the nature thereof and the proposed response thereto;

                  (e) LITIGATION. Promptly after (i) the occurrence thereof, notice of the institution of or any adverse development in any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against any Consolidated Company, or any material property thereof which might have a Materially Adverse Effect, or (ii) actual knowledge thereof, notice of the threat of any such action, suit, proceeding, investigation or arbitration;

                  (f) ENVIRONMENTAL NOTICES. Promptly after receipt thereof, notice of any actual or alleged violation, or notice of any action, claim or request for information, either judicial or administrative, from any governmental authority relating to any actual or alleged claim, notice of potential responsibility under or violation of any Environmental Law, or any actual or alleged spill, leak, disposal or other release of any waste, petroleum product, or hazardous waste or Hazardous Substance by any Consolidated Company which violation, action, claim, request, spill, leak, disposal, or release could result in penalties, fines, claims or other liabilities to any Consolidated Company in amounts in excess of $5,000,000 individually or when aggregated with other then pending such matters;

                  (g) ERISA.

                           A. Promptly after the occurrence thereof with respect
                  to any Plan of any Consolidated Company or any ERISA Affiliate thereof, or any trust established thereunder, notice of (x) a "reportable event" described in Section 4043 of ERISA and the regulations issued from time to time thereunder (other than a "reportable event" not subject to the provisions for 30 day notice to the PBGC under such regulations), or (y) any other event which could subject any Consolidated Company to any tax, penalty or liability under Title I



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                  or Title IV of ERISA or Chapter 43 of the Tax Code, or any tax
                  or penalty resulting from a loss of deduction under Sections 162, 404 or 419 of the Tax Code, where any such taxes, penalties or liabilities exceed or could exceed $5,000,000 in the aggregate;

                           B. Promptly after such notice must be provided to the
                  PBGC, or to a Plan participant, beneficiary or alternative payee, any notice required under Section 101(d), 302(f)(4), 303, 307, 4041(b)(1)(A) or 4041(c)(1)(A) of ERISA or under
                  Section 401(a)(29) or 412 of the Tax Code with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof;

                           C. Promptly after receipt, any notice received by any
                  Consolidated Company or any ERISA Affiliate thereof concerning the intent of the PBGC or any other governmental authority to terminate a Plan of such Company or ERISA Affiliate thereof which is subject to Title IV of ERISA, to impose any liability on such Company or ERISA Affiliate under Title IV of ERISA or Chapter 43 of the Tax Code;

                           D. Upon the request of the Administrative Agent,
                  promptly upon the filing thereof with the Internal Revenue Service ("IRS") or the Department of Labor ("DOL"), a copy of IRS Form 5500 or annual report for each Plan of any Consolidated Company or ERISA Affiliate thereof which is subject to Title IV of ERISA;

                           E. Upon the request of the Administrative Agent, (A)
                  true and complete copies of any and all documents, government reports and IRS determination or opinion letters or rulings for any Plan of any Consolidated Company from the IRS, PBGC or DOL, (B) any reports filed with the IRS, PBGC or DOL with respect to a Plan of the Consolidated Companies or any ERISA Affiliate thereof, or (C) a current statement of withdrawal liability for each Multiemployer Plan of any Consolidated Company or any ERISA Affiliate thereof;

                  (h) LIENS. Promptly upon any Consolidated Company becoming aware thereof, notice of the filing of any



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         federal statutory Lien, tax or other state or local government Lien or any other Lien affecting its respective properties, other than those Liens expressly permitted by Section 8.1;

                  (i) PUBLIC FILINGS, ETC. Promptly upon the filing thereof or otherwise becoming available, copies of all financial statements, annual, quarterly and special reports, proxy statements and notices sent or made available generally by Borrower to its public security holders, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by any of them with any securities exchange, and of all press releases and other statements made available generally to the public containing material developments in the business or financial condition of Borrower and the other Consolidated Companies;

                  (j) ACCOUNTANTS' REPORTS. Upon request by the Administrative Agent, promptly upon receipt thereof, copies of all financial statements of, and all publicly filed reports submitted by, independent public accountants to Borrower in connection with each annual, interim, or special audit of Borrower's consolidated financial statements;

                  (k) TRADEMARKS; LABOR DISPUTES, ETC. Promptly upon the existence or occurrence thereof, notice of the existence or occurrence of (i) failure of any Consolidated Company to hold in full force and effect those material trademarks, service marks, patents, trade names, copyrights, licenses and similar rights necessary in the normal conduct of its business, and (ii) any strike, labor dispute, slow down or work stoppage as described in Section 6.21;

                  (l) NEW SUBSIDIARIES. Within 90 days after the formation or acquisition of any Subsidiary, or any other event resulting in the creation of a new Subsidiary, notice of the formation or acquisition of such Subsidiary or such occurrence, including a description of the assets of such entity, the activities in which it will be engaged, and such other information as the Administrative Agent may request;

                  (m) MATERIAL SUBSIDIARIES. Promptly upon the occurrence thereof, notice of any Subsidiary becoming a Material Subsidiary and of any Material Subsidiary no longer qualifying as such;

                  (n) INTERCOMPANY ASSET TRANSFERS. Promptly upon the occurrence thereof, notice of the transfer of any



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         assets from Borrower or any Guarantor to any other Consolidated Company that is not Borrower or a Guarantor (in any transaction or series of related transactions), excluding sales or other transfers of assets in the ordinary course of business, where the Asset Value of such assets is less than $25,000,000; and

                  (o) OTHER INFORMATION. With reasonable promptness, such other information about the Consolidated Companies as the Administrative Agent or any Lender may reasonably request from time to time.

         SECTION 7.8 FINANCIAL COVENANTS.

                  (a) FIXED CHARGE COVERAGE. Maintain as of the last day of each fiscal quarter, a minimum Fixed Charge Coverage Ratio, calculated for the immediately preceding four fiscal quarters, of at least 1.5:1.0.

                  (b) LEVERAGE RATIO. Maintain as of the last day of each fiscal quarter, a Leverage Ratio, of less than or equal to 0.45:1.0.

         SECTION 7.9 NOTICES UNDER CERTAIN OTHER INDEBTEDNESS. Immediately upon its receipt thereof, Borrower shall furnish the Administrative Agent a copy of any notice received by it or any other Consolidated Company from the holder(s) of Indebtedness (or from any trustee, agent, attorney, or other party acting on behalf of such holder(s)) in an amount which, in the aggregate, exceeds $25,000,000, where such notice states or claims (i) the existence or occurrence of any default or event of default with respect to such Indebtedness under the terms of any indenture, loan or credit agreement, debenture, note, or other document evidencing or governing such Indebtedness, or (ii) the existence or occurrence of any event or condition which requires or permits holder(s) of any Indebtedness to exercise rights under any change in control provision. Borrower agrees to take such actions as may be necessary to require the holder(s) of any Indebtedness (or any trustee or agent acting on their behalf) incurred pursuant to documents executed or amended and restated after the Closing Date, to furnish copies of all such notices directly to the Administrative Agent simultaneously with the furnishing thereof to Borrower, and that such requirement may not be altered or rescinded without the prior written consent of the Administrative Agent.



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         SECTION 7.10 ADDITIONAL GUARANTORS. Promptly after (i) the formation or acquisition (provided that nothing in this Section shall be deemed to authorize or prohibit the acquisition of any entity) of any Material Subsidiary not listed on SCHEDULE 6.1, (ii) the transfer of assets to any Consolidated Company if notice thereof is required to be given pursuant to Section 7.7(n) and as a result thereof the recipient of such assets becomes a Material Subsidiary, (iii) the occurrence of any other event creating a new Material Subsidiary, Borrower shall execute and deliver, and cause to be executed and delivered Guaranty Agreements from each such Material Subsidiary, together with related documents of the kind described in Section 5.1, all in form and substance satisfactory to the Administrative Agent and the Required Lenders. As used in this Section, Material Subsidiary shall not include a Foreign Subsidiary.

         SECTION 7.11 FINANCIAL STATEMENTS; FISCAL YEAR. Borrower shall make no change in the dates of the fiscal year now employed for accounting and reporting purposes without the prior written consent of the Administrative Agent and the Required Lenders, which consent shall not be unreasonably withheld.

         SECTION 7.12 OWNERSHIP OF GUARANTORS. Borrower shall maintain at least its percentage of ownership existing as of the date hereof of all Guarantors, and shall not decrease its ownership percentage in each Person which becomes a Guarantor after the date hereof, as such ownership exists at the time such Person becomes a Guarantor, without the written consent of the Administrative Agent and the Required Lenders, which consent will not be unreasonably withheld or delayed.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

         So long as any Commitment remains in effect hereunder or any Obligations remain outstanding, Borrower will not and will not permit any Consolidated Subsidiary to:

         SECTION 8.1 LIENS. Create, incur, assume or suffer to exist any Lien on any of its property now owned or hereafter acquired to secure any Indebtedness other than:

                  (a) Liens existing on the date hereof disclosed on SCHEDULE
         8.1;

                  (b) any Lien on any property securing Indebtedness incurred or assumed for the purpose of financing all or any part of the acquisition cost of such property and any



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



         refinancing thereof, provided that such Lien does not extend to any other property, and provided further that the aggregate principal amount of Indebtedness secured by all such Liens at any time does not exceed $150,000,000;

                  (c) Liens for taxes not yet due, and Liens for taxes or Liens imposed by ERISA which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

                  (d) Statutory Liens of landlords, existing contractual Liens of landlords, future contractual Liens of landlords which would not reasonably be expected to have a Materially Adverse Effect and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

                  (e) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                  (f) Liens resulting from zoning, easements, and restrictions on the use of such real estate, or rights reserved or vested in governmental authority, which do not materially impair the use of such real estate;

                  (g) Liens arising under ERISA;

                  (h) Liens relating to an accounts receivable securitization program in an amount not to exceed $300,000,000; and

                  (i) Any other Lien consented to by the Required Lenders, which consent will not be unreasonably withheld or delayed.

         SECTION 8.2 MERGERS, ACQUISITIONS, SALES, ETC. Merge or consolidate with any other Person, other than Borrower or another Subsidiary, or sell, lease, or otherwise dispose of its accounts, property or other assets (including capital stock of Subsidiaries), or, except for the purchase of capital stock as an investment in a Subsidiary as permitted by subsections (a) and (b) in Section 8.3, below, purchase, lease or otherwise acquire all or any substantial portion of the property or assets (including capital stock) of any



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Person; provided, however, that the foregoing restrictions on asset sales shall not be applicable to (i) sales of equipment or other personal property being replaced by other equipment or other personal property purchased as a capital expenditure item having comparable values, (ii) sale, lease or transfer of assets of the Borrower or any Subsidiary to the Borrower or to any other Subsidiary, (iii) sales of inventory in the ordinary course of business, (iv) other asset sales (including the stock of Subsidiaries) where, on the date of execution of a binding obligation to make such asset sale (provided that if the asset sale is not consummated within six (6) months of such execution, then on the date of consummation of such asset sale rather than on the date of execution of such binding obligation), the Asset Value of asset sales occurring after the Closing Date, taking into account the Asset Value of the proposed asset sale, would not exceed twenty-five percent (25%) of Borrower's assets, since the Closing Date and (v) the sale of accounts receivable in an amount permitted by
Section 8.3(h) through an accounts receivable securitization program; provided further, that the foregoing restrictions on mergers shall not apply to mergers involving Borrower and another entity, provided Borrower is the surviving entity, and mergers between a Subsidiary of Borrower and Borrower or between Subsidiaries of Borrower provided that, in either case, upon consummation of such mergers, Borrower is in compliance with this Section 8.2; provided, however, that no transaction pursuant to clauses (i), (ii), (iv) or the second proviso above shall be permitted if any Default or Event of Default otherwise exists at the time of such transaction or would otherwise exist as a result of such transaction.

         SECTION 8.3 INVESTMENTS, LOANS, ETC. Make, permit or hold any Investments in any Person, or otherwise acquire or hold any Subsidiaries, other than:

                  (a) Investments in Subsidiaries that are Guarantors under this Agreement, whether such Subsidiaries are Guarantors on the Closing Date or become Guarantors in accordance with Section 7.10 after the Closing Date; provided, however, nothing in this Section 8.3 shall be deemed to authorize or prohibit an investment pursuant to this subsection (a) in any entity that is not a Subsidiary and a Guarantor prior to such investment;

                  (b) Investments in Subsidiaries, other than those Subsidiaries that are or become Guarantors under this Agreement, or unless otherwise permitted by this Section 8.3, not to exceed $25,000,000 and Investments in such Subsidiaries in excess of $25,000,000 as approved by the Administrative Agent and the Required Lenders, which approval will not be unreasonably withheld;



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                  (c) acquisition of or an increase in a minority position in another Person for which Borrower pays cash not to exceed $100,000,000 and/or conveys shares of its common stock in exchange for equity securities of such Person;

                  (d) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof and maturing within three years from the date of creation thereof;

                  (e) commercial paper, bankers acceptances and corporate obligations maturing within one year from the date of creation thereof having a rating at the time as of which any determination is made of P-1 (or higher) according to Moody's or as A-1 (or higher) according to S&P or the equivalent thereof if by another nationally recognized credit rating agency;

                  (f) time deposits maturing within one year from the date of purchase thereof, including certificates of deposit issued by any Lender and any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and has total assets aggregating at least $500,000,000, including without limitation, any such deposits in Eurodollars issued by a foreign branch of any such bank or trust company;

                  (g) Investments made by Plans;

                  (h) the sale of accounts receivable in an amount not to exceed $300,000,000 through an accounts receivable securitization program; and

                  (i) tax-exempt securities having a rating at the time at which any determination is made of A-1 (or higher) according to S&P or a rating of VMIG-1 (or higher) according to Moody's or the equivalent thereof, if by another nationally recognized credit rating agency;

                  (j) advances to employees in the ordinary course of business not to exceed $10,000,000 at any one time;

                  (k) Investments in foreign joint ventures and/or other non-consolidated entities in an aggregate amount not exceeding ten percent (10%) of the Consolidated Net Worth of the Borrower;

                  (l) options to purchase or lease property in the ordinary course of business; and



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                  (m) Mutual funds consisting of investments described in
         subsections (d), (e) and (f) of this Section 8.3 except that such funds can invest in instruments rated A-2/P-2 or the equivalent with an average maturity of less than one year and/or money market funds.

         SECTION 8.4 TRANSACTIONS WITH AFFILIATES.

                  (a) Except in conjunction with an accounts receivable securitization program as permitted in this Agreement, enter into any material transaction or series of related transactions which in the aggregate would be material, whether or not in the ordinary course of business, with any Affiliate of any Consolidated Company (but excluding any Affiliate which is also a Consolidated Company), other than on terms and conditions substantially as favorable to such Consolidated Company as would be obtained by such Consolidated Company at the time in a comparable arm's length transaction with a Person other than an Affiliate.

                  (b) Convey or transfer to any other Person (including any other Consolidated Company) any real property, buildings, or fixtures used in the manufacturing or production operations of any Consolidated Company, or convey or transfer to any other Consolidated Company any other assets (excluding conveyances or transfers in the ordinary course of business) if at the time of such conveyance or transfer any Default or Event of Default exists or would exist as a result of such conveyance or transfer.

         SECTION 8.5 OPTIONAL PREPAYMENTS. Directly or indirectly, prepay, purchase, redeem, retire, defease or otherwise acquire, or make any optional payment on account of any principal of, interest on, or premium payable in connection with the optional prepayment, redemption or retirement of, any of its Indebtedness, or give a notice of redemption with respect to any such Indebtedness, or make any payment in violation of the subordination provisions of any Subordinated Debt, except with respect to (i) the Obligations under this Agreement and the Notes, (ii) prepayments of Indebtedness outstanding pursuant to revolving credit, overdraft and line of credit facilities set forth in
SCHEDULE 6.13(a), (iii) Intercompany Loans set forth in SCHEDULE 6.22, and/or outstanding pursuant to Section 8.3, (iv) Subordinated Debt, in form and substance acceptable to the Administrative Agent and the Required Lenders, as evidenced by their written consent, issued to refinance existing Subordinated Debt (v) trade payables incurred in the ordinary course of business and (vi) prepayments of Indebtedness outstanding pursuant to an accounts receivable securitization program as permitted in this Agreement.



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         SECTION 8.6 CHANGES IN BUSINESS. Enter into any business which is substantially different from that presently conducted by the Consolidated Companies taken as a whole.

         SECTION 8.7 ERISA. Take or fail to take any action with respect to any Plan of any Consolidated Company or, with respect to its ERISA Affiliates, any Plans which are subject to Title IV of ERISA or to continuation health care requirements for group health plans under the Tax Code, including without limitation (i) establishing any such Plan, (ii) amending any such Plan (except where required to comply with applicable law), (iii) terminating or withdrawing from any such Plan, or (iv) incurring an amount of unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, or any withdrawal liability under Title IV of ERISA with respect to any such Plan, without first obtaining the written approval of the Administrative Agent and the Required Lenders, where such actions or failures could result in a Material Adverse Effect.

         SECTION 8.8 ADDITIONAL NEGATIVE PLEDGES. Create or otherwise cause or suffer to exist or become effective, directly or indirectly, any prohibition or restriction on the creation or existence of any Lien upon any asset of any Consolidated Company, other than pursuant to (i) the terms of any agreement, instrument or other document pursuant to which any Indebtedness incurred in connection with the Liens permitted by Section 8.1(a) is incurred by any Consolidated Company, so long as such prohibition or restriction applies only to the property or asset being financed by such Indebtedness, and (ii) any requirement of applicable law or any regulatory authority having jurisdiction over any of the Consolidated Companies.

         SECTION 8.9 LIMITATION ON PAYMENT RESTRICTIONS AFFECTING CONSOLIDATED COMPANIES. Create or otherwise cause or suffer to exist or become effective, any consensual encumbrance or restriction on the ability of any Consolidated Company to (i) pay dividends or make any other distributions on such Consolidated Company's stock, or (ii) pay any indebtedness owed to Borrower or any other Consolidated Company, or (iii) transfer any of its property or assets to Borrower or any other Consolidated Company, except any consensual encumbrance or restriction existing under the Credit Documents.

         SECTION 8.10 ACTIONS UNDER CERTAIN DOCUMENTS. Without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld), modify, amend, cancel or rescind the Intercompany Loans or Intercompany Loan Documents, or any agreements or documents evidencing or governing Subordinated Debt or senior Indebtedness (except that a loan between Consolidated Companies may be modified or amended.



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                                   ARTICLE IX

                                EVENTS OF DEFAULT

         Upon the occurrence and during the continuance of any of the following specified events (each an "Event of Default"):

         SECTION 9.1 PAYMENTS. Borrower shall fail to make promptly when due (including, without limitation, by mandatory prepayment) any principal payment with respect to the Loans or any reimbursement obligation with respect to Letters of Credit, or Borrower shall fail to make within three (3) Business Days after the due date thereof any payment of interest, fee or other amount payable hereunder;

         SECTION 9.2 COVENANTS WITHOUT NOTICE. Borrower shall fail to observe or perform any covenant or agreement contained in Sections 7.7(h), 7.8, 7.11, and
8.1 through 8.10;

         SECTION 9.3 OTHER COVENANTS. Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement, other than those referred to in Sections 9.1 and 9.2, and, if capable of being remedied, such failure shall remain unremedied for 30 days after the earlier of (i) Borrower's obtaining knowledge thereof, or (ii) written notice thereof shall have been given to Borrower by Administrative Agent or any Lender;

         SECTION 9.4 REPRESENTATIONS. Any representation or warranty made or deemed to be made by Borrower or any other Credit Party or by any of its officers under this Agreement or any other Credit Document (including the Schedules attached thereto), or any certificate or other document submitted to the Administrative Agent or the Lenders by any such Person pursuant to the terms of this Agreement or any other Credit Document, shall be incorrect in any material respect when made or deemed to be made or submitted;

         SECTION 9.5 NON-PAYMENTS OF OTHER INDEBTEDNESS. Any Consolidated Company shall fail to make when due (whether at stated maturity, by acceleration, on demand or otherwise, and after giving effect to any applicable grace period) any payment of principal of or interest on any Indebtedness (other than the Obligations) exceeding $25,000,000.00 in the aggregate;

         SECTION 9.6 DEFAULTS UNDER OTHER AGREEMENTS. Any Consolidated Company shall fail to observe or perform within any applicable grace period any covenants or agreements (other than those referenced in Section 9.5) contained in any agreements or instruments relating to any of its Indebtedness exceeding $25,000,000.00 in the aggregate, or any other event shall occur if



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the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity;

         SECTION 9.7 BANKRUPTCY. Borrower or any other Consolidated Company shall commence a voluntary case concerning itself under the Bankruptcy Code or an involuntary case for bankruptcy is commenced against any Consolidated Company and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of any Consolidated Company; or any Consolidated Company commences proceedings of its own bankruptcy or to be granted a suspension of payments or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction, whether now or hereafter in effect, relating to any Consolidated Company or there is commenced against any Consolidated Company any such proceeding which remains undismissed for a Period of 60 days; or any Consolidated Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Consolidated Company suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Consolidated Company makes a general assignment for the benefit of creditors; or any Consolidated Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any Consolidated Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or any Consolidated Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by any Consolidated Company for the purpose of effecting any of the foregoing;

         SECTION 9.8 ERISA. A Plan of a Consolidated Company or a Plan subject to Title IV of ERISA of any of its ERISA Affiliates:

                  (a) shall fail to be funded in accordance with the minimum funding standard required by applicable law, the terms of such Plan,
         Section 412 of the Tax Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan under applicable law, the terms of such Plan or Section 412 of the Tax Code or Section 303 of ERISA; or



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



                  (b) is being, or has been, terminated or the subject of termination proceedings under applicable law or the terms of such Plan; or

                  (c) shall require a Consolidated Company to provide security under applicable law, the terms of such Plan, Section 401 or 412 of the Tax Code or Section 306 or 307 of ERISA; or

                  (d) results in a liability to a Consolidated Company under applicable law, the terms of such Plan, or Title IV of ERISA;

and there shall result from any such failure, waiver, termination or other event a liability to the PBGC or a Plan that would have a Materially Adverse Effect;

         SECTION 9.9 MONEY JUDGMENT. A judgment or order for the payment of money in excess of $25,000,000.00 or otherwise having a Materially Adverse Effect shall be rendered against Borrower or any other Consolidated Company and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of 30 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

         SECTION 9.10 OWNERSHIP OF CREDIT PARTIES AND PLEDGED ENTITIES. If Borrower shall at any time fail to own and control the required percentage of the voting stock of any Guarantor, either directly or indirectly through a Wholly Owned Subsidiary of Borrower;

         SECTION 9.11 CHANGE IN CONTROL OF BORROWER.

                  (a) Any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) shall become the "beneficial owner(s)" (as defined in said Rule 13d-3) of more than forty percent (40%) of the shares of the outstanding common stock of Borrower entitled to vote for members of Borrower's board of directors; or

                  (b) any event or condition shall occur or exist which, pursuant to the terms of any change in control provision, requires or permits the holder(s) of Indebtedness of any Consolidated Company to require that such Indebtedness be redeemed, repurchased, defeased, prepaid or repaid, in whole or in part, or the maturity of such Indebtedness to be accelerated in any respect, except for the puts arising at the end of years 5 and 10 on the Convertible Subordinated Debt.



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



         SECTION 9.12 DEFAULT UNDER OTHER CREDIT DOCUMENTS. There shall exist or occur any "Event of Default" as provided under the terms of any other Credit Document, or any Credit Document ceases to be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of Borrower or any other Credit Party, or at any time it is or becomes unlawful for Borrower or any other Credit Party to perform or comply with its obligations under any Credit Document, or the obligations of Borrower or any other Credit Party under any Credit Document are not or cease to be legal, valid and binding on Borrower or any such Credit Party;

         SECTION 9.13 ATTACHMENTS. An attachment or similar action shall be made on or taken against any of the assets of any Consolidated Company with an Asset Value exceeding $750,000 in aggregate and is not removed, suspended or enjoined within 30 days of the same being made or any suspension or injunction being lifted;

then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing, the Administrative Agent may, and upon the written or telex request of the Required Lenders, shall, by written notice to Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against Borrower or any other Credit Party: (i) declare all Commitments terminated, whereupon the pro rata Commitments of each Lender shall terminate immediately and any Facility Fee shall forthwith become due and payable without any other notice of any kind; and (ii) declare the principal of and any accrued interest on the Loans, and all other Obligations owing hereunder, to be due, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower; provided, that, if an Event of Default specified in Section 9.7 shall occur, the result which would occur upon the giving of written notice by the Administrative Agent to any Credit Party, as specified in clauses (i) and (ii) above, shall occur automatically without the giving of any such notice.

                                    ARTICLE X

                                   THE AGENTS

         SECTION 10.1 APPOINTMENT OF AGENTS. Each Lender hereby designates SunTrust as Administrative Agent, Bank of America as Syndication Agent, and NationsBank as Documentation Agent (collectively, the "Agents")to administer all matters concerning the Loans and Letters of Credit and to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to



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authorize, the Agents to take such actions on its behalf under the provisions of this Agreement, the other Credit Documents, and all other instruments and agreements referred to herein or therein, and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agents by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agents may perform any of their duties hereunder by or through their agents or employees. The provisions of this
Section 10.1 are solely for the benefit of the Agents, and Borrower and the other Consolidated Companies shall not have any rights as third party beneficiaries of any of the provisions hereof. In performing their functions and duties under this Agreement, the Agents shall act solely as agents of the Lenders and do not assume and shall not be deemed to have assumed any obligations towards or relationship of agency or trust with or for the Borrower and the other Consolidated Companies.

         SECTION 10.2 NATURE OF DUTIES OF AGENTS. The Agents shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. None of the Agents nor any of their respective officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its gross negligence or willful misconduct. The duties of the Agents shall be ministerial and administrative in nature; the Agents shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Agents any obligations in respect of this Agreement or the other Credit Documents except as expressly set forth herein.

         SECTION 10.3 LACK OF RELIANCE ON THE AGENTS.

                  (a) Independently and without reliance upon the Agents, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Credit Parties, and, except as expressly provided in this Agreement, the Agents shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Extensions of Credit or at any time or times thereafter.

                  (b) The Agents shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document,



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         certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement, the Notes, the Guaranty Agreements, or any other documents contemplated hereby or thereby, or the financial condition of the Credit Parties, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes, the Guaranty Agreements, or the other documents contemplated hereby or thereby, or the financial condition of the Credit Parties, or the existence or possible existence of any Default or Event of Default; provided, however, to the extent that the Agents have been advised that a Lender has not received any information formally delivered to any of the Agents pursuant to Section 7.7, such Agent shall deliver or cause to be delivered such information to such Lender.

         SECTION 10.4 CERTAIN RIGHTS OF THE AGENTS. If any of the Agents shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, such Agent shall be entitled to refrain from such act or taking such act, unless and until such Agent shall have received instructions from the Required Lenders; and the Agents shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agents as a result of the Agents acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

         SECTION 10.5 RELIANCE BY AGENTS. The Agents shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cable gram, radiogram, order or other documentary, teletransmission or telephone message believed by them to be genuine and correct and to have been signed, sent or made by the proper Person. The Agents may consult with legal counsel (including counsel for any Credit Party), independent public accountants and other experts selected by them and shall not be liable for any action taken or omitted to be taken by them in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 10.6 INDEMNIFICATION OF ADMINISTRATIVE AGENT. To the extent the Agents are not reimbursed and indemnified by the Credit Parties, each Lender will reimburse and indemnify the Administrative Agent, ratably according to the respective amounts of the Loans outstanding under all Facilities (or if no amounts are outstanding, ratably in accordance with the Total Commitments), in either case, for and against any and all liabilities, obligations,



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losses, damages, penalties, actions, judgments, suits, costs, expenses
(including reasonable counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement or the other Credit Documents; provided that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct.

         SECTION 10.7 THE AGENTS IN THEIR INDIVIDUAL CAPACITY. With respect to their obligations to extend credit under this Agreement, the Loans made by them and the Notes issued to them, the Agents shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though they were not performing the duties specified herein; and the terms "Lenders", "Required Lenders", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Agents in their individual capacity. The Agents may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Consolidated Companies or any affiliate of the Consolidated Companies as if they were not performing the duties specified herein, and may accept fees and other consideration from the Consolidated Companies for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

         SECTION 10.8 HOLDERS OF NOTES. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         SECTION 10.9 SUCCESSOR AGENTS.

                  (a) Any Agent may resign at any time by giving written notice thereof to the Lenders and Borrower and may be removed at any time with or without cause by the Required Lenders; provided, however, none of the Agents may resign or be removed until a successor Agent has been appointed and shall have accepted such appointment. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, Syndication Agent or Documentation



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         Agent, as the case may be, subject to Borrower's prior written approval, which approval will not be unreasonably withheld. If no such successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, Syndication Agent or Documentation Agent, as the case may be, subject to Borrower's prior written approval, which approval will not be unreasonably withheld, which successor Administrative Agent, Syndication Agent or Documentation Agent, as the case may be, shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $100,000,000. If at any time SunTrust is removed as or ceases to be a Lender, SunTrust shall simultaneously resign as Administrative Agent.

                  (b) Upon the acceptance of any appointment as the Administrative Agent, the Syndication Agent or the Documentation Agent, as the case may be, hereunder by a successor Agent, such successor Administrative Agent, Syndication Agent or Documentation Agent, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, Syndication Agent or Documentation Agent, as the case may be, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Administrative Agent, Syndication Agent or Documentation Agent, as the case may be, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent, Syndication Agent or Documentation Agent, as the case may be, under this Agreement.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address or applicable teletransmission number set forth on the signature pages



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hereof, or such other address or applicable teletransmission number as such party may hereafter specify by notice to the Administrative Agent and Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified pursuant to this Section and the appropriate answerback is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received, or (iv) if given by any other means (including, without limitation, by air courier), when delivered or received at the address specified in this Section; provided that notices to the Administrative Agent shall not be effective until received.

         SECTION 11.2 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or the other Credit Documents, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (i) waive any of the conditions specified in Section 5.1 or Section 5.2, (ii) increase the Commitments or other contractual obligations to Borrower under this Agreement, (iii) reduce the principal of, or interest on, the Notes or any fees hereunder, (iv) postpone any date fixed for the payment in respect of principal of, or interest on, the Notes or any fees hereunder, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number or identity of Lenders which shall be required for the Lenders or any of them to take any action hereunder, (vi) release any Guarantor from its obligations under any Guaranty Agreements, (vii) modify the definition of "Required Lenders," or (viii) modify this Section 11.2. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required hereinabove to take such action, affect the rights or duties of the Administrative Agent under this Agreement or under any other Credit Document.

         SECTION 11.3 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any Agent, any Lender or any holder of a Note in exercising any right or remedy hereunder or under any other Credit Document, and no course of dealing between any Credit Party and any Agent, any Lender or the holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of



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any other right or remedy hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any Agent, any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party not required hereunder or under any other Credit Document in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agents, the Lenders or the holder of any Note to any other or further action in any circumstances without notice or demand.

         SECTION 11.4 PAYMENT OF EXPENSES, ETC. Borrower shall:

                  (a) whether or not the transactions hereby contemplated are consummated, pay all reasonable, out-of-pocket costs and expenses of the Administrative Agent, the Documentation Agent and/or the Syndication Agent in the negotiation, syndication, documentation and administration (both before and after the execution hereof and including reasonable expenses actually incurred relating to advice of counsel as to the rights and duties of the Administrative Agent, the Documentation Agent and/or the Syndication Agent and the Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, preservation of rights under, enforcement of, and, after a Default or Event of Default, refinancing, renegotiation or restructuring of, this Agreement and the other Credit Documents and the documents and instruments referred to therein, and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Administrative Agent, the Documentation Agent and/or the Syndication Agent), and in the case of enforcement of this Agreement or any Credit Document after an Event of Default, all such reasonable, out-of-pocket costs and expenses (including, without limitation, the reasonable fees actually incurred and disbursements of counsel, including without limitation in-house attorneys' fees), for any of the Lenders;

                  (b) subject, in the case of certain Taxes, to the applicable provisions of Section 4.7(b), pay and hold each of the Lenders harmless from and against any and all present and future stamp, documentary, and other similar Taxes with respect to this Agreement, the Letters of Credit, the Notes and any other Credit Documents, any collateral described therein, or any payments due thereunder, and save each Lender harmless from and against any and all liabilities with respect to or



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         resulting from any delay or omission to pay such Taxes; and

                  (c) indemnify each Agent and each Lender, and their respective officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) (an "Indemnitee") arising out of or by reason of any investigation, litigation or other proceeding related to any actual or proposed use of the proceeds of any of the Extensions of Credit or any Credit Party's entering into and performing of the Agreement, the Notes, or the other Credit Documents, including, without limitation, the reasonable fees actually incurred and disbursements of counsel (including foreign counsel) incurred in connection with any such investigation, litigation or other proceeding; provided, however, Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct;

                  (d) without limiting the indemnities set forth in subsection
         (c) above, indemnify each Indemnitee for any and all expenses and costs (including without limitation, remedial, removal, response, abatement, cleanup, investigative, closure and monitoring costs), losses, claims (including claims for contribution or indemnity and including the cost of investigating or defending any claim and whether or not such claim is ultimately defeated, and whether such claim arose before, during or after any Credit Party's ownership, operation, possession or control of its business, property or facilities or before, on or after the date hereof, and including also any amounts paid incidental to any compromise or settlement by the Indemnitee or Indemnitees to the holders of any such claim), lawsuits, liabilities, obligations, actions, judgments, suits, disbursements, encumbrances, liens, damages (including without limitation damages for contamination or destruction of natural resources), penalties and fines of any kind or nature whatsoever (including without limitation in all cases the reasonable fees actually incurred, other charges and disbursements of counsel in connection therewith) incurred, suffered or sustained by that Indemnitee based upon, arising under or relating to Environmental Laws based on, arising out of or relating to in whole or in part, the existence or exercise of any rights or remedies by any Indemnitee under this Agreement, any other Credit Document or any related documents (but excluding those incurred, suffered or sustained by any Indemnitee as a result of any action taken by or on behalf of the Lenders with respect to any Subsidiary of Borrower (or the assets thereof) owned or controlled by the Lenders); provided, however, Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct.

If and to the extent that the obligations of Borrower under this Section 11.4 are unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         SECTION 11.5 RIGHT OF SETOFF. In addition to and not in limitation of all rights of offset that any Lender or other holder of a Note may have under applicable law, each Lender or other holder of a Note shall, upon the occurrence of any Event of Default and whether or not such Lender or such holder has made any demand or any Credit Party's Obligations are matured, have the right to appropriate and apply to the payment of any Credit Party's Obligations hereunder and under the other Credit Documents, all deposits of any Credit Party (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by such Lender or other holder to any Credit Party, whether or not related to this Agreement or any transaction hereunder. Each Lender shall promptly notify Borrower and the Administrative Agent of any offset hereunder.

         SECTION 11.6 BENEFIT OF AGREEMENT.

                  (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that Borrower may not assign or transfer any of its interest hereunder without the prior written consent of all the Lenders.

                  (b) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender.

                  (c) Each Lender may assign all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of any of its Commitments and the Loans at the time owing to it and the Notes held by it) to any Eligible Assignee or any other Person; provided, however, that (i) the Administrative Agent and Borrower must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed in conjunction with any such assignment to an Eligible Assignee, but which consent may be withheld in the sole discretion of either the Administrative Agent or the Borrower in conjunction with any such assignment to any Person which is not an Eligible Assignee), (ii) the amount of the Commitments, in the case of the Revolving Loan Commitments and the Line of Credit Loan Commitments, or Loans, in the case of assignment of Loans, of the assigning Lender subject to each assignment (determined as of the date the assignment and acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000, and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a Note or Notes subject to such assignment and a processing and recordation fee of $3,500 payable by the Assignee. Borrower shall not be responsible for such processing and recordation fee or any costs or expenses incurred by any Lender or the Administrative Agent in connection with such assignment. From and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, the assignee thereunder shall be a party hereto and to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement. Notwithstanding the foregoing, the assigning Lender must retain after the consummation of such Assignment and Acceptance a minimum aggregate amount of Commitments or Loans, as the case may be, of $10,000,000 or such lessor amount (which amount may be zero) as the Administrative Agent, the Borrower and such assigning Lender may agree upon in writing; provided, however, no such minimum amount shall be required with respect to any such assignment made at any time there exists an Event of Default hereunder. Within five (5) Business Days after receipt of the notice and the Assignment and Acceptance, Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such assignee in a principal amount equal to the applicable Commitments or Loans assumed by it pursuant to such Assignment and Acceptance and new Note or Notes to the assigning Lender in the amount of its retained Commitment or Commitments or amount of its retained Loans. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the date of the surrendered Note or Notes which they replace, and shall otherwise be in substantially the form attached hereto.

                  (d) Each Lender may, without the consent of Borrower and the Administrative Agent, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments in the Loans owing to it and the Notes held by it), provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating bank or other entity shall not be entitled to the benefit (except through its selling Lender) of the cost protection provisions contained in
         Article IV of this Agreement, and (iv) Borrower and the Agents and other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents, and such Lender shall retain the sole right to enforce the obligations of Borrower relating to the Loans and to approve any amendment, modification or waiver of any provisions of this Agreement. Any Lender selling a participation hereunder shall provide prompt written notice to Borrower of the name of such participant.

                  (e) Any Lender or participant may, in connection with the assignment or participation or proposed assignment or participation, pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to Borrower or the other Consolidated Companies furnished to such Lender by or on behalf of Borrower or any other Consolidated Company. With respect to any disclosure of confidential, non-public, proprietary information, such proposed assignee or participant shall agree to use the information only for the purpose of making any necessary credit judgments with respect to this credit facility and not to use the information in any manner prohibited by any law, including without limitation, the securities laws of the United States. The proposed participant or assignee shall agree in writing, a copy of which shall be furnished to Borrower, not to disclose any of such information except (i) to directors, employees, auditors or counsel to whom it is necessary to show such information, each of whom shall be informed of the confidential nature of the information, (ii) in any statement or testimony pursuant to a subpoena or order by any court, governmental body or other agency asserting jurisdiction over such entity, or as otherwise required by law (provided prior notice is given to Borrower and the Administrative Agent unless otherwise prohibited by the subpoena, order or law), and (iii) upon the request or demand of any regulatory agency or authority with proper jurisdiction. The proposed participant or assignee shall further agree to return all documents or other written material and copies thereof received from any Lender, any Agent or Borrower relating to such confidential information unless otherwise properly disposed of by such entity.

                  (f) Any Lender may at any time assign all or any portion of its rights in this Agreement and the Notes issued to it to a Federal Reserve Bank; provided that no such assignment shall release such Lender from any of its obligations hereunder.

                  (g) If (i) any Taxes referred to in Section 4.7(b) have been levied or imposed so as to require withholdings or deductions by Borrower and payment by Borrower of additional amounts to any Lender as a result thereof, (ii) any Lender shall make demand for payment of any material additional amounts as compensation for increased costs pursuant to Section 4.10 or for its reduced rate of return pursuant to
         Section 4.16, or (iii) any Lender shall decline to consent to a modification or waiver of the terms of this Agreement or the other Credit Documents requested by Borrower, then and in such event, upon request from Borrower delivered to such Lender and the Administrative Agent, such Lender shall assign, in accordance with the provisions of
         Section 11.6(c), all of its rights and obligations under this Agreement and the other Credit Documents to another Lender or an Eligible Assignee selected by Borrower, in consideration for the payment by such assignee to the Lender of the principal of, and interest on, the outstanding Loans accrued to the date of such assignment, and the assumption of such Lender's Total Commitment hereunder, together with any and all other amounts owing to such Lender under any provisions of this Agreement or the other Credit Documents accrued to the date of such assignment.

         SECTION 11.7 GOVERNING LAW; SUBMISSION TO JURISDICTION.

                  (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES AND OTHER CREDIT DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF FLORIDA.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER CREDIT DOCUMENT

         MAY BE BROUGHT IN THE CIRCUIT COURT OF ORANGE COUNTY, FLORIDA, OR ANY OTHER COURT OF THE STATE OF FLORIDA OR OF THE UNITED STATES OF AMERICA FOR THE MIDDLE DISTRICT OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LITIGATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  (c) THE BORROWER HEREBY IRREVOCABLY DESIGNATES CSC, THE UNITED STATES CORPORATION COMPANY, 1201 HAYS STREET, TALLAHASSEE, FLORIDA 32301, AS ITS DESIGNEE, APPOINTEE AND LOCAL AGENT TO RECEIVE, FOR AND ON BEHALF OF BORROWER, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES, THE OTHER CREDIT DOCUMENTS OR ANY DOCUMENT RELATED THERETO. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH LOCAL AGENT WILL BE PROMPTLY FORWARDED BY SUCH LOCAL AGENT AND BY THE SERVER OF SUCH PROCESS BY MAIL TO BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, BUT THE FAILURE OF BORROWER TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS.

                  (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT, ANY LENDER, ANY HOLDER OF A NOTE OR ANY CREDIT PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION.

         SECTION 11.8 INDEPENDENT NATURE OF LENDERS' RIGHTS. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights pursuant to this Agreement and its

Notes, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         SECTION 11.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         SECTION 11.10 EFFECTIVENESS; SURVIVAL.

                  (a) This Agreement shall become effective on the date (the "Effective Date") on which all of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent pursuant to
         Section 5.1 or, in the case of the Lenders, shall have given to the Administrative Agent written or telex notice (actually received) that the same has been signed and mailed to them.

                  (b) The obligations of Borrower under Sections 4.7(b), 4.9, 4.10, 4.12, 4.16, and 11.4 hereof shall survive for one hundred twenty
         (120) days after the payment in full of the Notes after the Final Maturity Date and expiration of all Letters of Credit. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement, the other Credit Documents, and such other agreements and documents, the making of the Loans hereunder, and the execution and delivery of the Notes.

         SECTION 11.11 SEVERABILITY. In case any provision in or obligation under this Agreement or the other Credit Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 11.12 INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

         SECTION 11.13 CHANGE IN ACCOUNTING PRINCIPLES, FISCAL YEAR OR TAX LAWS. If (i) any preparation of the financial statements referred to in Section 7.7 hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accounts (or successors thereto or agencies with similar functions) (other than changes mandated by FASB 106) result in a material change in the method of calculation of financial covenants, standards or terms found in this Agreement, (ii) there is any change in Borrower's fiscal quarter or fiscal year as provided herein, or (iii) there is a material change in federal tax laws which materially affects any of the Consolidated Companies' ability to comply with the financial covenants, standards or terms found in this Agreement, Borrower and the Lenders agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating any of the Consolidated Companies' financial condition shall be the same after such changes as if such changes had not been made. Unless and until such provisions have been so amended, the provisions of this Agreement shall govern.

         SECTION 11.14 HEADINGS DESCRIPTIVE; ENTIRE AGREEMENT. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement, the other Credit Documents, and the agreements and documents required to be delivered pursuant to the terms of this Agreement constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements, representations and understandings related to such subject matters.

         SECTION 11.15 TIME IS OF THE ESSENCE. Time is of the essence in interpreting and performing this Agreement and all other Credit Documents.

         SECTION 11.16 USURY. It is the intent of the parties hereto not to violate any federal or state law, rule or regulation pertaining either to usury or to the contracting for or charging or collecting of interest, and Borrower and Lenders agree that, should any provision of this Agreement or of the Notes, or any act performed hereunder or thereunder, violate any such law, rule or regulation, then the excess of interest contracted for or charged or collected over the maximum lawful rate of interest shall be applied to the outstanding principal indebtedness due to Lenders by Borrower under this Agreement.

         SECTION 11.17 CONSTRUCTION. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party who itself or through its agents prepared the same, it being agreed that Borrower, Administrative Agent, Syndication Agent, Documentation Agent, Lenders and their respective agents have participated in the preparation hereof.

         SECTION 11.18 CONFIDENTIALITY. None of the Administrative Agent, the Syndicated Agent, the Documentation Agent, or any Lender shall disclose any confidential, non-public, proprietary information concerning the Consolidated Companies to any Person without the consent of the Borrower, other than (a) to a Lender's Affiliates and the officers, directors, employees, agents, counsel, auditors and advisors of such Person or such Person's Affiliates, (b) to a proposed assignee or to a proposed participant; PROVIDED that prior to any such disclosure, the proposed assignee or participant shall deliver to the Borrower a written agreement pursuant to Section 11.6(e), (c) as required by any law, rule or regulation or judicial process and (d) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking or any aspects of such Lender's or Agent's activities.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

             [SIGNATURE PAGE TO REVOLVING CREDIT AND LINE OF CREDIT
              AGREEMENT BETWEEN SUNTRUST, AS ADMINISTRATIVE AGENT,
                             AND OFFICE DEPOT, INC.]



                                             BORROWER:

                                             OFFICE DEPOT, INC.

                                             By: /s/ Jeffrey H. Aiken
                                                --------------------------------
                                                Jeffrey H. Aiken
                                                Vice President

ADDRESS FOR NOTICES:

2200 Old Germantown Road
Delray Beach, Florida 33445
Attn: Barry J. Goldstein

Telecopy No.  (561) 265-4237
Telephone No. (561) 265-4400

WITH COPY TO:

Legal Department
Office Depot, Inc.
2200 Old Germantown Road
Delray Beach, Florida 33445

Treasurer
Office Depot, Inc.
2200 Old Germantown Road
Delray Beach, Florida 33445

                       [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                   BETWEEN SUNTRUST, AS ADMINISTRATIVE AGENT,
                             AND OFFICE DEPOT, INC.]



Address for Notices:                             SUNTRUST BANK, CENTRAL
                                                 FLORIDA, NATIONAL ASSOCIATION,
                                                 individually and as
                                                 Administrative Agent

200 S. Orange Avenue
10th Floor - Tower                               By: /s/ Andrew J. Hines
Orlando, Florida  32801                             ----------------------------
                                                    Andrew J. Hines
                                                    Vice President

Attn: Andrew J. Hines
      Vice President
Telex No. 4415-11
Answerback: SunTrust Bank

Telecopy No.  (407) 237-6894
Telephone No. (407) 237-4839

Payment Office:

200 S. Orange Avenue
10th Floor - Tower

--------------------------------------------------------------------------------

Revolving Loan Commitment: $17,500,000

Pro Rata Share of Revolving Loan Commitment: 6.3636%

Line of Credit Commitment: $25,000,000

Pro Rata Share of Line of Credit Commitment: 100%

                       [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                   BETWEEN SUNTRUST, AS ADMINISTRATIVE AGENT,
                             AND OFFICE DEPOT, INC.]



Address for Notices:                           ROYAL BANK OF CANADA,
                                               individually and as Co-Agent

Grand Cayman (North America
 No. 1) Branch
c/o New York Branch
Financial Square, 23rd Floor                   By:  /s/ Karen T. Hull
32 Old Slip                                         ----------------------------
New York, NY 10005-3531                        Name: Karen T. Hull
                                                    ----------------------------
                                               Title: Retail Group Manager
                                                    ----------------------------

FOR ALL MATTERS EXCEPT THOSE                  Payment Office:
RELATED TO COMPETITIVE BID                    Royal Bank of Canada
REVOLVING LOANS:                              Financial Square
Attn: Danielle Gilles                         32 Old Slip
Telephone No. (212) 428-6332                  New York, NY  10005-3531
Telecopy No. (212) 428-2372                   Attn: Danielle Gilles
                                              Telephone No. (212) 428-6332
                                              Telecopy No.  (212) 428-2372

FOR MATTERS RELATED TO
COMPETITIVE BID REVOLVING                      Directed through our ABA
LOANS:                                         System to:
Attn: Irene Wanamaker                          Pay Chase Manhattan Bank
Telephone No. (212) 428-6308                   New York, NY
Telecopy No. (212) 428-2310                    (ABA #021000021 for credit to
                                                Acct. No. 920-1-033363)
IN ALL CASES WITH A COPY TO:                   For Account RBC New York
One North Franklin,                            CHIPS:  ABA 0002
Suite 700                                      Pay Chase Manhattan Bank
Chicago, IL 60606                              For Account RBC New York
Attn:  Karen T. Hull                           UID025408
       Retail Group Manager                    Marked RE: OFFICE DEPOT, INC.
Telecopy No.  (312) 551-0805
Telephone No. (312) 551-1617





--------------------------------------------------------------------------------



Revolving Loan Commitment: $30,000,000

Pro Rata Share of Revolving Loan Commitment: 10.9091%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                       [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                   BETWEEN SUNTRUST, AS ADMINISTRATIVE AGENT,
                             AND OFFICE DEPOT, INC.]



Address for Notices:                          NATIONSBANK, NATIONAL
                                              ASSOCIATION, individually and
                                              as Documentation Agent

100 S.E. 2nd Street, 14th Floor               By:  /s/ Andrew M. Airheart
FL 7950-14-02                                      ----------------------------
Miami, FL  33131                              Name: Andrew M. Airheart
Attn:   Adam Kaplan                                ----------------------------
        Vice President                        Title: Sr. Vice President
                                                   ----------------------------
Telecopy No.  (305) 533-2437
Telephone No. (305) 533-2433

Payment Office:

NationsBank, National Association
One Independence Center
101 North Tryon Street
NC1-001-15-06
Charlotte, North Carolina 28255
Attn: Barbara Pollock



--------------------------------------------------------------------------------


Revolving Loan Commitment: $42,500,000

Pro Rata Share of Revolving Loan Commitment: 15.4546%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                       [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                   BETWEEN SUNTRUST, AS ADMINISTRATIVE AGENT,
                             AND OFFICE DEPOT, INC.]

Address for Notices:                            PNC BANK, NATIONAL ASSOCIATION

500 W. Jefferson St.
8th Floor
Louisville, Kentucky  40202                     By: /s/ Ralph M. Bowman
                                                    ----------------------------
                                                Name: Ralph M. Bowman
                                                    ----------------------------
Attn: Mr. Jim Neil                              Title: Vice President
      Vice President                                ----------------------------
Telecopy No.  (502) 581-2302
Telephone No. (502) 581-3242

Payment Office:

500 W. Jefferson Street
Louisville, Kentucky  40202



--------------------------------------------------------------------------------

Revolving Loan Commitment: $22,500,000

Pro Rata Share of Revolving Loan Commitment: 8.1818%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                       [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                   BETWEEN SUNTRUST, AS ADMINISTRATIVE AGENT,
                             AND OFFICE DEPOT, INC.]


Address for Notices:                            BANK OF AMERICA NATIONAL TRUST
                                                AND SAVINGS ASSOCIATION,
                                                individually and as
                                                Syndication Agent

231 South LaSalle Street                        By: /s/ Jody A. Pritchard
Chicago, IL  60697                                 -----------------------------
Attn:  Jody A. Pritchard                           Jody A. Pritchard
       Vice President                              Vice President

Telecopy No.  (312) 828-6269
Telephone No. (312) 828-5258

Payment Office:

Bank of America National Trust
and Savings Association
1850 Gateway Boulevard
Concord, CA  94520
Attn: Gigi Juarez

Telecopy No. (510) 603-7252
Telephone No.(510) 675-7739


--------------------------------------------------------------------------------

Revolving Loan Commitment: $42,500,000

Pro Rata Share of Revolving Loan Commitment: 15.4546%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                       [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                   BETWEEN SUNTRUST, AS ADMINISTRATIVE AGENT,
                             AND OFFICE DEPOT, INC.]

Address for Notices:                           CITIBANK, N.A., individually
                                               and as Co-Agent

399 Park Avenue                                By: /s/ John Heuss
12th Floor, Zone 15                                ----------------------------
New York, New York  10043                      Name: John Heuss
Attn: Marc Merlino,                                ----------------------------
      Vice President                           Title: Vice President
                                                   ----------------------------
Telecopy No.  (212) 793-7585
Telephone No. (212) 559-1875

Payment Office:

CitiBank, N.A.
399 Park Avenue
New York, New York  10043

--------------------------------------------------------------------------------

Revolving Loan Commitment: $30,000,000

Pro Rata Share of Revolving Loan Commitment: 10.9091%

Line of Credit Commitment: - 0 -

Pro Rata Share of Line of Credit Commitment: 0%

                       [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                   BETWEEN SUNTRUST, AS ADMINISTRATIVE AGENT,
                             AND OFFICE DEPOT, INC.]

Address for Notices:                         THE FIRST NATIONAL BANK OF
                                             CHICAGO, individually and as
                                             Co-Agent

One First National Plaza                     By: /s/ Paul E. Rigby
Suite 0086                                       ----------------------------
Chicago, Illinois  60670                     Name: Paul E. Rigby
Attn: Paul E. Rigby,                             ----------------------------
      Managing Director                      Title: Managing Director
                                                 ----------------------------
Telecopy No.  (312) 336-4380
Telephone No. (312) 732-6132

Payment Office:

The First National Bank of Chicago
One First National Plaza
Chicago, Illinois  60670
Attn: Rosario Guzman

Telecopy No. (312) 732-7874
Telephone No.(312) 732-2715


--------------------------------------------------------------------------------

Revolving Loan Commitment: $30,000,000

Pro Rata Share of Revolving Loan Commitment: 10.9091%

Line of Credit Commitment: - 0 -

Pro Rata Share of Line of Credit Commitment: 0%

                       [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                   BETWEEN SUNTRUST, AS ADMINISTRATIVE AGENT,
                             AND OFFICE DEPOT, INC.]

Address for Notices:                           CORESTATES BANK, N.A.

1345 Chestnut Street                           By: /s/ James P. Richards
Philadelphia, PA  19101                           -----------------------------
Attn:  James P. Richards,                         James P. Richards,
       Vice President                             Vice President

Telecopy No.  (215) 973-7671
Telephone No. (215) 973-7397

Payment Office:

CoreStates Bank, N.A.
1345 Chestnut Street
Philadelphia, PA  19101
Attn: Joy Ditre

Telecopy No. (215) 973-2045
Telephone No.(215) 973-5905


--------------------------------------------------------------------------------


Revolving Loan Commitment: $22,500,000

Pro Rata Share of Revolving Loan Commitment: 8.1818%

Line of Credit Commitment: - 0 -

Pro Rata Share of Line of Credit Commitment: 0%

                       [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                   BETWEEN SUNTRUST, AS ADMINISTRATIVE AGENT,
                             AND OFFICE DEPOT, INC.]

Address for Notices:                             FIFTH THIRD BANK

38 Fountain Square Plaza                         By: /s/ Kevin C. M. Jones
ND #109054                                          ----------------------------
Cincinnati, OH  45263                               Kevin C. M. Jones,
Attn: Kevin C. M. Jones,                            Assistant Vice President
      Assistant Vice President

Telecopy No.  (513) 579-5226
Telephone No. (513) 744-8662

Payment Office:

Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH  45263


--------------------------------------------------------------------------------


Revolving Loan Commitment: $22,500,000

Pro Rata Share of Revolving Loan Commitment: 8.1818%

Line of Credit Commitment: - 0 -

Pro Rata Share of Line of Credit Commitment: 0%

                       [SIGNATURE PAGE TO REVOLVING CREDIT
                          AND LINE OF CREDIT AGREEMENT
                   BETWEEN SUNTRUST, AS ADMINISTRATIVE AGENT,
                             AND OFFICE DEPOT, INC.]

Address for Notices:                           HIBERNIA NATIONAL BANK


                                               By: /s/ Stephanie M. Freeman
313 Carondelet Street                             ------------------------------
New Orleans, LA  70130                            Stephanie M. Freeman,
Attn:  Stephanie M. Freeman                       Banking Officer
       Banking Officer

Telecopy No.  (504) 533-5344
Telephone No. (504) 533-3345

Payment Office:

Hibernia National Bank
313 Carondelet Street
New Orleans, LA  70130



--------------------------------------------------------------------------------


Revolving Loan Commitment: $15,000,000

Pro Rata Share of Revolving Loan Commitment: 5.4545%

Line of Credit Commitment: - 0 -

Pro Rata Share of Line of Credit Commitment: 0%

                               CLOSING CERTIFICATE
                               -------------------

     Pursuant to Section 5.1 of the Revolving Credit and Line of Credit Agreement dated as of February 20, 1998 (the "Credit Agreement") by and among OFFICE DEPOT, INC., a Delaware corporation ("Office Depot"), SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Administrative Agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Syndication Agent, NATIONSBANK, NATIONAL ASSOCIATION, as Documentation Agent, the Co-Agents party thereto and the other banks and lending institutions listed on the signature pages thereto, the undersigned in their respective capacities as officers, directors, or authorized signatories of Office Depot hereby certify to the Lenders and the Agent as follows (capitalized terms used herein having the same meanings as assigned to such terms in the Credit Agreement):

     1. All representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof.

     2. After giving effect to the Extensions of Credit to be made to Office Depot pursuant to the Credit Agreement on the date hereof, no Default or Event of Default has occurred and is continuing.

     3. Since the date of the audited and interim financial statements of the Consolidated Companies described in Section 6.3 of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect.

     4. Except as may be described on Schedule 6.5 of the Credit Agreement, no action or proceeding has been instituted or is pending before any court or other governmental authority, or, to the knowledge of Office Depot, threatened (i) which reasonably could be expected to have a Materially Adverse Effect, or (ii) seeking to prohibit or restrict one or more Credit Party's ownership or operation of any portion of its businesses or assets, where such portion or portions of such businesses or assets, as the case may be, constitute a material portion of the total businesses or assets of the Consolidated Companies.

     5. The Extensions of Credit to be made on the date hereof are being used solely for the purposes provided in the Credit Agreement, and such Extensions of Credit and use of proceeds thereof will not contravene, violate or conflict with, or involve the Administrative Agent, Syndication Agent, Documentation Agent or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority, applicable to Office Depot.

     6. The conditions precedent set forth in Sections 5.1 and 5.2 of the Credit Agreement have been or will be satisfied (or have been waived pursuant to the terms of the Credit Agreement) prior to or concurrently with the making of the Extensions of Credit under the Credit Agreement on the date hereof.

     7. The execution, delivery and performance by the Credit Parties of the Credit Documents will not violate any Requirement of Law or cause a breach or default under any of their respective Contractual Obligations.

     8. Each of the Credit Parties has the corporate power and authority to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Credit Documents. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority) is required in connection with the execution, delivery or performance by any Credit Party, or the validity or enforceability against any Credit Party, of the Credit Documents, other than such consents, authorizations or filings which have been made or obtained.

     This Certificate executed and delivered on behalf of Office Depot this 20th day of February, 1998.
                                                 /s/ Jeffrey H. Aiken
                                                 ---------------------------
                                                 Jeffrey H. Aiken
                                                 Vice President





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